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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Cantel Medical Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Cantel Medical Corp.
150 Clove Road
Little Falls, NJ 07424

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 7, 2016

        The Annual Meeting of Stockholders of Cantel Medical Corp. will be held on Thursday, January 7, 2016 at 9:30 a.m., Eastern Standard Time, at The Harmonie Club, 4 East 60th Street, New York, New York. We are holding the Annual Meeting to:

  1.
  Elect as directors the nine (9) nominees named in the attached Proxy Statement (Proposal 1);

  2.
  Consider and approve the Cantel Medical Corp. 2016 Equity Incentive Plan (Proposal 2);

  3.
  Conduct an advisory vote on the compensation of the Company's Named Executive Officers (Proposal 3);

  4.
  Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2016 (Proposal 4); and

  5.
  Transact such other business as may properly be brought before the meeting.

        The record date for the Annual Meeting is November 13, 2015. Only our stockholders of record at the close of business on that date may vote at the meeting, or any adjournment of the meeting. A copy of our Annual Report to Stockholders for the fiscal year ended July 31, 2015 is being mailed with this Proxy Statement.

        You are invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please mark and sign the enclosed proxy exactly as your name appears on your stock certificates, and mail it promptly in the enclosed return envelope in order that your vote can be recorded.

By order of the Board of Directors
Eric W. Nodiff Corporate Secretary

Little Falls, New Jersey
November 30, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
to Be Held on January 7, 2016.

        This Proxy Statement and the Company's Annual Report are all available free of charge at www.proxyvote.com.

Cantel Medical Corp.

150 Clove Road
Little Falls, NJ 07424

PROXY STATEMENT

        We are providing these proxy materials in connection with the solicitation by our Board of Directors (the Board) of proxies to be voted at our 2015 Annual Meeting of Stockholders to be held on Thursday, January 7, 2016 beginning at 9:30 a.m. Eastern Standard Time at The Harmonie Club, 4 East 60th Street, New York, New York and at any adjournments thereof. This Proxy Statement is being sent to stockholders on or about November 30, 2015. You should review this information together with our 2015 Annual Report to Stockholders, which accompanies this Proxy Statement.

Information about the Annual Meeting

Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because the Board of Cantel Medical Corp. (we, Cantel or the Company) is soliciting your proxy to vote at our 2015 Annual Meeting of Stockholders (the meeting) to be held on Thursday, January 7, 2016, or any adjournments of the meeting. This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this Proxy Statement.

Q:
Who can vote at the meeting?

A:
Only stockholders of record as of the close of business on November 13, 2015 are entitled to vote at the meeting. On that date, there were 41,708,094 shares of our common stock (each, a share) outstanding and entitled to vote.

Q:
How many shares must be present to conduct the meeting?

A:
We must have a "quorum" present in person or by proxy to hold the meeting. A quorum is a majority of the outstanding shares entitled to vote. Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the existence of a quorum.

Q:
What matters are to be voted upon at the meeting?

A:
Four proposals are scheduled for a vote:

•
Election as directors of the nine nominees named in this Proxy Statement, to serve until the first Annual Meeting of Stockholders following the fiscal year ending July 31, 2016;

•
Approval of the Cantel Medical Corp. 2016 Equity Incentive Plan (2016 Plan);

•
Approval, on an advisory basis, of the compensation of the Company's Named Executive Officers; and

•
Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2016.

  As of the date of this Proxy Statement, these four proposals are the only matters that our Board intends to present at the meeting. Our Board does not know of any other business to be presented at the meeting. If other business is properly brought before the meeting, the persons named on the enclosed proxy card will vote on these other matters in their discretion.

Q:
How does the Board recommend that I vote?

A:
The Board recommends that you vote:

•
FOR the election of each of the nominees for director named in this Proxy Statement;

•
FOR the proposal to approve the 2016 Plan;

•
FOR the proposal to approve (on an advisory basis) the compensation of the Company's Named Executive Officers; and

•
FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2016.

Q:
How do I vote before the meeting?

A:
You may vote your shares by mail by filling in, signing and returning the enclosed proxy card. For your convenience, you may also vote your shares by telephone and Internet by following the instructions on the enclosed proxy card. If you vote by telephone or via the Internet, you do not need to return your proxy card.

  With respect to the election of directors, you may vote "FOR" or "AGAINST" or abstain from voting with respect to each nominee. For the approval of the 2016 Plan, the advisory vote on the compensation of the Company's Named Executive Officers, and the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2016, you may vote "FOR" or "AGAINST" or abstain from voting.

Q:
May I vote at the meeting?

A:
Yes, you may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting in person, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting in person. For information on how to obtain directions to the meeting, please contact us at (973) 890-7220.

Q:
How do I vote if my broker holds my shares in "street name"?

A:
If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote shares held beneficially in street name, please refer to the voting instruction card provided by your broker.

Q:
What should I do if I receive more than one set of proxy materials?

A:
You may receive more than one set of these proxy materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Q:
How many votes do I have?

A:
Each share that you own as of the close of business on November 13, 2015 entitles you to one vote on each matter voted upon at the meeting. As of the close of business on November 13, 2015, there were 41,708,094 shares outstanding.

Q:
May I change my vote?

A:
Yes, you may change your vote or revoke your proxy at any time before the vote at the meeting. You may change your vote prior to the meeting by executing a valid proxy bearing a later date and delivering it to us prior to the meeting at Cantel Medical Corp., 150 Clove Road, Little Falls, New Jersey 07424, Attn: Secretary. You may withdraw your vote at the meeting and vote in person by giving written notice to our Secretary. You may also revoke your vote without voting by sending written notice of revocation to our Secretary at the above address.

Q:
How are my shares voted if I submit a proxy but do not specify how I want to vote?

A:
If you submit a properly executed proxy card but do not specify how you want to vote, the persons named in the proxy card (or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•
FOR the election of each of the nominees for director named in this Proxy Statement;

•
FOR the proposal to approve the 2016 Plan;

•
FOR the proposal to approve (on an advisory basis) the compensation of the Company's Named Executive Officers; and

•
FOR the proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2016.

Q:
What is a broker non-vote?

A:
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a "broker non-vote." In these cases, the broker can register your shares as being present at the meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (NYSE). If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the proposal to ratify the selection of Ernst & Young LLP even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, on the 2016 Plan or on the advisory vote on executive compensation without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

  Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your proxy card to your broker, bank or other nominee and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

Q:
What vote is required to elect directors?

A:
Under our By-laws and our Corporate Governance Guidelines, nominees for director must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the meeting. This means that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that nominee. Abstentions and broker non-votes are not counted as votes "for" or "against" a director nominee and therefore have no impact on the outcome of director elections. Any nominee who does not receive a majority of votes cast "for" his or her election would be required to tender his or her resignation promptly following the failure to receive the required vote. Our Board's Nominating and Governance Committee (Nominating Committee) would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation and to publicly disclose its decision. In a contested election, the required vote would be a plurality of votes cast.

Q:
What happens in an uncontested election if an incumbent director does not receive enough votes to be elected?

A:
Pursuant to our Corporate Governance Guidelines, each director who fails to receive the required number of votes cast for his or her re-election is required to tender his or her resignation to the Board. Such resignation is subject to acceptance by the Board. In order to ensure that the Company always has a fully functioning Board, if an incumbent director fails to receive the required number of votes cast, he or she continues as a director. The Nominating Committee will act on an expedited basis to determine whether to accept or reject the director's resignation and will submit such recommendation to the Board for prompt consideration. The Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director's resignation. The Board will make its decision public as soon as practicable following the meeting.

Q:
What vote is required to approve the 2016 Equity Incentive Compensation Plan?

A:
For approval of this proposal, the proposal must receive the "FOR" vote of a majority of votes cast by stockholders present in person or by proxy and entitled to vote on the matter. Abstentions will not be counted as votes cast and, therefore, have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Q:
What vote is required to approve, on an advisory basis, the compensation of the Company's Named Executive Officers?

A:
This matter is being submitted to enable stockholders to approve, on an advisory basis, the compensation of the Company's Named Executive Officers. Since it is an advisory vote, the provisions of our By-laws regarding the vote required to "approve" a proposal are not applicable to this matter. In order to be approved on an advisory basis, this proposal must receive the "FOR" vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote on the matter. Abstentions will not be counted as votes cast and, therefore, have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Q:
What vote is required to ratify the selection of Ernst & Young LLP as Cantel's independent registered public accounting firm for the fiscal year ending July 31, 2016?

A:
For approval of this proposal, the proposal must receive the "FOR" vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote on the matter. Because this proposal is considered a discretionary item for which a broker will have discretionary voting power if you do not give instructions with respect to this proposal, there will be no broker non-votes with respect to this proposal. Abstentions will not be counted as votes cast and, therefore, have no effect on the proposal.

Q:
Who will count the votes?

A:
Votes will be counted by an independent inspector of election appointed by the Company.

Q:
Who pays for the solicitation of proxies?

A:
We will pay for the entire cost of soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by telephone, via the Internet, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

Q:
How can I find out the results of the voting at the meeting?

A:
We will announce preliminary results at the meeting. We will report final results in a filing with the U.S. Securities and Exchange Commission (SEC) on a Current Report on Form 8-K within four business days after the meeting.

Q:
What is "householding" and how does it work?

A:
The SEC's "householding" rules permit us to deliver only one set of proxy materials to stockholders who share an address unless otherwise requested. This procedure reduces printing and mailing costs. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by writing to Cantel Medical Corp., 150 Clove Road, Little Falls, New Jersey 07424, Attn: Secretary, or by calling us at (973) 890-7220. Alternatively, if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy in the future, you may contact us by calling or writing to us at the telephone number or address given above.

  If you are a beneficial owner (i.e., your shares are held in the name of a bank, broker or other holder of record), the bank, broker or other holder of record may deliver only one copy of the notices of stockholder meetings and related proxy statements to stockholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the stockholders. If you wish to receive a separate copy of the notices of stockholder meetings and proxy statements, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address, who are currently receiving multiple copies of the notice of stockholders meetings and proxy statements and wish to receive a single copy in the future, should contact their bank, broker or other holder of record to request that only a single copy be delivered to all stockholders at the shared address in the future.

 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Director and Officer Owners

        The table below shows the number of shares of our common stock beneficially owned as of the close of business on November 13, 2015 by each of our directors and each Named Executive Officer listed in the 2015 Summary Compensation Table below, as well as the number of shares beneficially owned by all of our directors and current executive officers as a group. The table and footnotes also include information about stock options and restricted stock held by directors and executive officers under the Company's 2006 Equity Incentive Plan.

Beneficial Owners	Number of Shares(1)		Number of Unvested Restricted Shares	Options Currently Exercisable or Exercisable Within 60 Days	Total Beneficial Ownership(2)		Percent of Class
Alan R. Batkin	68,676		927	0	69,603		*
Ann E. Berman	5,203		927	0	6,130		*
Joseph M. Cohen	185,982		927	0	186,909		*
Peter G. Clifford	0		13,824	0	13,824		*
Charles M. Diker	4,906,740	(3)	0	80,834	4,987,574	(3)	11.9%
Mark N. Diker	493,468	(4)	927	0	494,395	(4)	1.2%
Laura L. Forese	0		2,588	0	2,588		*
George L. Fotiades	101,894		4,760	0	106,654		*
Jorgen B. Hansen	17,131		30,384	0	47,515		*
Andrew A. Krakauer	84,170		68,609	0	152,779		*
Eric W. Nodiff	43,153	(5)	29,430	0	72,583	(5)	*
Craig A. Sheldon	36,061		0	0	36,061		*
Bruce Slovin	212,703	(6)	927	0	213,630	(6)	*
All Directors and Executive Officers as a group (14 persons)	6,120,608	(7)	175,135	80,834	6,376,577	(7)	15.3%

*
Represents beneficial ownership of less than one percent (1%).

(1)
Excludes unvested restricted shares.

(2)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from November 13, 2015 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from November 13, 2015 have been exercised.

(3)
Includes an aggregate of 1,701,668 shares for which Mr. Diker may be deemed to be the beneficial owner comprised of (i) 462,488 shares owned by Mr. Diker's wife, (ii) 234,271 shares owned by trusts for the benefit of Mr. Diker's children, (iii) 82,294 shares held in accounts for Mr. Diker's grandchildren over which he exercises investment discretion (including 45,624 shares disclosed in the chart above as beneficially owned by Mark N. Diker), (iv) 29,430 shares held by the DicoGroup, Inc., a corporation of which Mr. Diker serves as Chairman of the Board, (v) 229,321 shares owned by a non-profit corporation of which Mr. Diker and his wife are the principal officers and directors, and (vi) 663,864 shares held in certain other trading accounts over which Mr. Diker exercises investment discretion.

(4)
Includes an aggregate of 45,624 shares owned by a trust for the benefit of his children for which Mr. Diker may be deemed to be the beneficial owner.

(5)
Includes an aggregate of 16,406 shares owned by his wife for which Mr. Nodiff may be deemed to be the beneficial owner.

(6)
Includes an aggregate of 212,703 shares owned by a trust for which Mr. Slovin may be deemed to be the beneficial owner.

(7)
Includes those shares set forth in footnotes (3), (4), (5) and (6) above (but without double counting the 45,624 shares beneficially owned by both Charles M. Diker and Mark N. Diker disclosed in footnotes (3) and (4) above).

Beneficial Owners

        Based on filings made under Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (Exchange Act), as of November 13, 2015, the only persons known by us to be the beneficial owner of more than 5% of our common stock was as follows:

Name and Address of Beneficial Owners	Number of Shares		Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	3,067,364	(1)	7.4%
Brown Capital Management, LLC 1201 N. Calvert Street Baltimore, MD 21202	5,675,844	(2)	13.6%
Charles M. Diker 150 Clove Road Little Falls, NJ 07424	4,987,574	(3)	11.9%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,295,529	(4)	5.5%

(1)
This information is based solely on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 26, 2015.

(2)
This information is based solely on a Schedule 13G/A filed by Brown Capital Management, LLC with the SEC on February 5, 2015. Includes beneficial ownership of The Brown Capital Management Small Company Fund.

(3)
See Footnote 3 under Table of Director and Officer Owners above.

(4)
This information is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

        Federal securities laws require our executive officers and directors and persons owning more than 10% of our common stock to file certain reports on ownership and changes in ownership with the SEC. Based on a review of our records and other information, we believe that during fiscal 2015, our executive officers and directors and all persons holding more than 10% of our common stock timely filed all such Section 16(a) reports except for a late filing of a Form 4 by Mr. Charles M. Diker, Chairman. The late filing related to the sale of shares on January 5 and 6, 2015. Due to an administrative error, an incorrect Form 4 was filed within the required reporting period and once the error was discovered, on February 20, 2015, the correct Form 4 was filed that day.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Our entire Board is elected each year at the Annual Meeting of Stockholders. The Board is currently comprised of nine members. All of the nominees listed below are incumbent directors. The nomination of each nominee to serve for a one-year term was recommended by our Nominating Committee and approved by the Board. The nine nominees include six independent directors as defined in the NYSE rules and regulations.

        A majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the meeting). A majority of the votes cast means that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that nominee. Our Corporate Governance Guidelines contain detailed procedures to be followed in the event that one or more directors do not receive a majority of the votes cast. Each nominee elected as a director will continue in office until his or her successor has been elected or appointed and qualified, or until his or her earlier death, resignation or retirement. Each person nominated has agreed to serve if elected.

        The persons named as proxies intend to vote the proxies FOR the election of each of the nominees unless you indicate on the proxy card that your vote should be against or abstain from voting with respect to any of the nominees. If for some reason any director nominee is unable to serve, the persons named as proxies may vote for a substitute nominee recommended by the Board, and unless you indicate otherwise on the proxy card, the proxies will be voted in favor of the remaining nominees.

        The following persons have been nominated as directors:

Name and Principal Occupation or Position	Age	Has Been a Director Since
Alan R. Batkin	71	2004

Chairman and CEO of Converse Associates, Inc., a strategic advisory firm. From February 2007 until December 2012, Mr. Batkin served as Vice Chairman of Eton Park Capital Management, L.P., an investment firm. For more than five years prior thereto, Mr. Batkin served as Vice Chairman of Kissinger Associates, Inc., a geopolitical consulting firm that advises multi-national companies. He is also a director of Hasbro, Inc. (NASDAQ), a toy and game company, Omnicom Group, Inc. (NYSE), a global marketing and corporate communications company, and Pattern Energy Group, Inc. (NASDAQ), an independent power company. We believe that Mr. Batkin's specific banking, consulting and directorial experience described above qualifies him for service on the Board.

Ann E. Berman	63	2011

From October 1994 through June 2009, Ms. Berman served in various financial capacities at Harvard University, most recently (commencing April 2006) as senior advisor to the president of Harvard University and prior thereto as Vice President of Finance and Chief Financial Officer. Ms. Berman is a certified public accountant, and is also a director of Loews Corporation (NYSE), a holding company whose subsidiaries include a commercial property-casualty insurer; an offshore drilling company; a natural gas transportation and storage company; and a luxury lodging company; and Eaton Vance Corporation, an investment manager. We believe that Ms. Berman's accounting and financial management expertise and service as an audit committee member and chair of other public companies qualifies her for service on the Board.

Name and Principal Occupation or Position	Age	Has Been a Director Since
Joseph M. Cohen	78	2000

Chairman of JM Cohen & Co., a family investment group, for more than the past five years. Mr. Cohen's career-long experience with matters of business has assisted the Board's consideration of management issues and strategic initiatives. This experience qualifies Mr. Cohen to serve on the Board.

Charles M. Diker	80	1985

Chairman of the Board since 1986 and a member of the Office of the Chairman since April 2008. Mr. Diker has served as Chairman and co-founder of Diker Management LLC, a registered investment advisor, for over ten years. He is also a director of Loews Corporation (NYSE), a holding company whose subsidiaries include a commercial property-casualty insurer; an offshore drilling company; a natural gas transportation and storage company; and a luxury lodging company. We believe that Mr. Diker's thirty years of service as Chairman and a director of Cantel, knowledge of the Company's business and his strong strategic vision for the Company qualify him to serve on our Board.

Mark N. Diker	49	2007

CEO and co-founder of Diker Management LLC, a registered investment adviser, for more than the past five years. We believe that Mr. Diker's experience in investment-related matters and ability to assist in the analysis of acquisition targets qualifies him to serve on our Board.

Laura L. Forese	54	2015

Executive Vice President and Chief Operating Officer of NewYork-Presbyterian, a comprehensive academic health care delivery systems in collaboration with two renowned medical schools, Weill Cornell Medicine and Columbia University College of Physicians & Surgeons. NewYork-Presbyterian includes academic medical centers, regional hospitals, employed and affiliated physician practices and ambulatory and post-acute facilities. Dr. Forese is responsible for all enterprise operations as well as strategy and execution of acquisitions and partnerships. Dr. Forese was President of NYP Healthcare System (now subsumed into NewYork-Presbyterian) from 2013 to 2015 and Group SVP and COO NYP/Weill Cornell from 2011 to 2015. Dr. Forese has held a series of other management roles at NewYork-Presbyterian Hospital since 2003. Board certified in orthopaedic surgery, she was a practicing faculty member of Columbia University from 1993 to 2002 and was Vice Chair from 1998 to 2002. We believe that Dr. Forese's experience as a hospital executive in one of the largest health care enterprises in the United States qualifies her to serve on the Board.

George L. Fotiades	62	2008

Partner, Healthcare investments at Diamond Castle Holdings, LLC, a private equity firm, since April 2007. For more than five years prior thereto, Mr. Fotiades served as President and COO of Cardinal Health, Inc., a leading provider of healthcare products and services. Mr. Fotiades is also a director of Prologis, Inc. (NYSE), a leading owner, operator and developer of industrial real estate, and AptarGroup Inc. (NYSE), a leader in the global dispensing systems industry. He has served as Vice Chairman of the Board of Cantel and a non-executive member of the Office of the Chairman since April 2008. Mr. Fotiades' extensive experience in executive management of global operations, strategic planning, and sales and marketing, particularly in the healthcare industry, qualifies him to serve on the Board.

Name and Principal Occupation or Position	Age	Has Been a Director Since
Andrew A. Krakauer	60	2009

CEO of the Company since March 2009 and a member of the Office of the Chairman since April 2008. Mr. Krakauer also served as President from April 2008 until November 2014. From August 2004 through April 2008 he served as Executive Vice President and Chief Operating Officer. For more than five years prior thereto, he served as President of the Ohmeda Medical Division of Instrumentarium / GE Healthcare. Mr. Krakauer's detailed knowledge of the Company's business and operations, his service as a senior executive and his extensive experience as past President of Medivators Inc., past Chief Operating Officer of the Company, and past interim President of the Company's Water Purification and Filtration segment qualify him to serve on the Board.

Bruce Slovin	79	1986

President at 1 Eleven Associates, LLC, a private investment firm, since 1997. Mr. Slovin is also Chairman of MWest Holdings,  LLC, a diversified commercial and residential real estate firm since 1991. He serves as director of SIGA Technologies, Inc. (NASDAQ), a company specializing in the development of pharmaceutical agents to fight bio-warfare pathogens. Mr. Slovin's experience in various operating and financial positions as well as his valuable leadership role in creating and presiding over various not-for-profit organizations qualify him to serve on the Board.

        The Board recommends that you vote "FOR" the election of each of the nine nominees.

 CORPORATE GOVERNANCE

        We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and our stockholders. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the SEC and the NYSE and will continue to review our policies and practices to meet ongoing developments in this area.

Code of Business Conduct and Ethics

        All of our directors and employees, including our Chief Executive Officer (CEO), Chief Financial Officer (CFO), all other senior financial officers and all other executive officers, are required to comply with our Code of Business Conduct and Ethics. You can access our Code of Business Conduct and Ethics by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com. The Code of Business Conduct and Ethics is also available without charge in print to any requesting stockholder. We post amendments to, and waivers of, our Code of Business Conduct and Ethics, as applicable, on our website.

Corporate Governance Guidelines

        Our Corporate Governance Guidelines reflect the principles by which we operate. From time to time, the Nominating Committee and the Board review and revise our Corporate Governance Guidelines in response to regulatory requirements and evolving best practices. You can access our Corporate Governance Guidelines by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com. The Corporate Governance Guidelines are also available without charge in print to any requesting stockholder.

Certain Relationships and Related Persons Transactions

        Our Corporate Governance Guidelines address, among other things, the consideration and approval of any related person transactions. Under these Governance Guidelines, any related person transaction that would require disclosure by us under Item 404(a) of Regulation S-K of the rules and regulations of the SEC, including those with respect to a director, a nominee for director or an executive officer, must be reviewed and approved or ratified by the Nominating Committee, excluding any director(s) interested in such transaction. Any such related person transactions will only be approved or ratified if the Nominating Committee determines that such transaction will not impair the involved person(s)' service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest that would be detrimental to the Company.

        Mark N. Diker, our Chairman's son, has served as a director of Cantel since October 18, 2007. Because of such family relationship, he is not treated as an independent director. During fiscal 2015, Mr. Mark Diker's total compensation was approximately $40,000 and he was awarded 927 restricted shares under the 2006 Equity Incentive Plan in connection with his directorship at Cantel.

        Other than compensation paid to our executive officers and directors and disclosed in this Proxy Statement or otherwise approved by our Compensation Committee or Board, we did not engage in any related person transactions in fiscal 2015.

BOARD MATTERS; COMMITTEES

Board Meetings and Attendance of Directors

        The Board held seven meetings, four regular meetings and three special meetings, during the fiscal year ended July 31, 2015 (fiscal 2015). During fiscal 2015, each of the directors attended 75% or more of the combined total meetings of the Board and the respective committees on which he served. Directors are required to make every reasonable effort to attend the Annual Meeting of Stockholders. All ten individuals then serving as members of the Board attended our last Annual Meeting of Stockholders.

Director Independence

        In determining independence pursuant to NYSE standards, each year the Board affirmatively determines whether directors have a direct or indirect material relationship with the Company that may interfere with their ability to exercise their independence from the Company. When assessing the materiality of a director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. The Board has affirmatively determined that the following six directors have no material relationship with us and are independent within the meaning of Rule 10A-3 of the Exchange Act and within the NYSE definition of "independence": Alan R. Batkin, Ann E. Berman, Joseph M. Cohen, George L. Fotiades, Laura L. Forese, and Bruce Slovin. Our Board has also concluded that none of these directors possessed the objective relationships set forth in the NYSE listing standards that prevent independence. None of our independent directors has any relationship with the Company other than his or her service as a director and on committees of the Board. Independent directors receive no compensation from us for service on the Board or the Committees other than directors' fees and equity grants under our 2006 Equity Incentive Plan. Pending approval of the 2016 Plan by the stockholders at this meeting, directors will also become eligible to receive equity awards under that Plan.

Executive Sessions; Presiding Director

        As required by the NYSE listing standards, our non-management directors meet in executive sessions at which only non-management directors are present on a periodic basis, generally following meetings of the full board of directors. Meetings of non-management directors are generally followed by meetings of the independent directors. Mr. Batkin serves as the presiding independent director (Presiding Director) and is the chairperson for all non-management and independent director meetings. He has been selected by our non-management directors to serve in such position each year since December 2004. In addition, Mr. Fotiades, in his capacity as Vice Chairman of the Board, performs certain responsibilities sometimes attributable to a presiding or lead director, particularly with respect to helping build and maintain a productive relationship between the Chairman and the CEO as well as the Board and the CEO.

Communications with Directors; Hotline

        You may contact the entire Board, any Committee, the Presiding Director or any other non-management directors as a group or any individual director by visiting www.cantelmedical.alertline.com, or by calling our toll-free Hotline at 1-800-826-6762 (for calls originated within the United States or Canada). For calls originated outside the United States and Canada, the toll-free Hotline number is 1-800-714-4152; please visit our website identified below or the AT&T website http://www.business.att.com/bt/access.jsp for international access codes required for calls originated outside the United States and Canada. An outside vendor collects all reports or complaints and delivers them to our General Counsel, who, in appropriate cases, forwards them to the Audit Committee and/or the appropriate director or group of directors or member of management. You are also welcome to communicate directly with the Board at the meeting. Additional information regarding the Hotline can be found by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com.

Committees

        The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All members of the Audit Committee, the Compensation Committee, and the Nominating Committee are independent directors within the definition in the NYSE listing standards and Rule 10A-3 of the Exchange Act. Each of the Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by us. The Board-approved charters of each of the Committees can be found by clicking on the "Corporate Governance" link in the "Investor Relations" section of our website at www.cantelmedical.com or (free of charge) by sending a written request to Cantel Medical Corp., 150 Clove Road, Little Falls, NJ 07424, Attn: Secretary.

        Audit Committee.    The Audit Committee is composed of Ms. Berman (Chair) and Messrs. Batkin and Fotiades. All of the Audit Committee members are financially literate, and at least one member has accounting and financial management expertise. The Board has determined that Ms. Berman qualifies as an "audit committee financial expert" for purposes of the federal securities laws. Ms. Berman developed such qualifications through her skills as a CPA and her service as a Vice President of Finance and Chief Financial Officer of Harvard University.

        The Audit Committee performs the following functions: (1) assisting the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence, and (d) the performance of our internal audit function and independent registered public accounting firm and (2) preparing a report in accordance with the rules of the SEC to be included in our annual proxy statement.

        The Audit Committee held six meetings during fiscal 2015, of which four were meetings held prior to the filing of our Quarterly Reports on Form 10-Q or Annual Report on Form 10-K for the primary purpose of reviewing such reports and the quarterly financial closing process.

        Compensation Committee.    The Compensation Committee is composed of Messrs. Batkin (Chairman) and Cohen and Dr. Forese. The Compensation Committee performs the following functions: (1) discharging the Board's responsibilities relating to compensation of our executive officers; (2) producing an annual report on executive compensation for inclusion in our proxy statement in accordance with applicable rules and regulations; and (3) administering our equity incentive plans in accordance with the terms of such plans. The Compensation Committee held five meetings during fiscal 2015. In discharging its responsibilities, the Compensation Committee, among other things, evaluates the CEO's performance and determines and approves the CEO's compensation level based on such evaluation. The Compensation Committee also determines and approves the compensation of other executive officers. The CEO makes recommendations to the Compensation Committee regarding the amount and form of his compensation and the compensation of our other executive officers. Neither our management nor the Compensation Committee retained any compensation consultants in fiscal 2015.

        Compensation Committee Interlocks and Insider Participation.    None of the directors who served on the Compensation Committee during fiscal 2015 is or has been an officer or employee of the Company or had any relationship that is required to be disclosed as a transaction with a related person. During fiscal 2015, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our Board or our Compensation Committee.

        Nominating Committee.    The Nominating Committee is composed of Mr. Fotiades (Chairman), Dr. Forese and Mr. Slovin. The Committee performs the following functions: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board and recommending that the Board select the director nominees for the next Annual Meeting of Stockholders; (2) developing and recommending to the Board the Corporate Governance Guidelines; (3) overseeing evaluation of the Board and management and (4) reviewing and assessing the compensation paid to members of the Board and its committees. The Nominating Committee held two meetings during fiscal 2015.

Board Leadership Structure

        The CEO and Chairman roles at Cantel are separated between Andrew A. Krakauer and Charles M. Diker, respectively, in recognition of their differing responsibilities. The CEO is responsible for leading the organization's day-to-day performance, executing the Company's strategies and ensuring the success of our acquisition program. The Chairman is responsible for advising the CEO, collaborating on acquisitions, and presiding over meetings of the Board. In addition, the Chairman and the CEO have principal responsibility for setting the strategic direction of the Company. Although we do not have a formal policy regarding whether the offices of Chairman and CEO should be separate, our Board believes that the existing leadership structure, with the separation of the Chairman of the Board and CEO roles, enhances the accountability of the CEO to the Board and strengthens the Board's independence from management. In addition, the Board believes that having a separate Chairman creates an environment that is more conducive to the objective evaluation and oversight of management's performance, increasing management accountability, and improving the ability of the Board to monitor whether management's actions are in the best interests of the Company and our stockholders.

Board Role in Risk Oversight

        The Board is responsible for oversight of the Company's management of enterprise risks. Cantel's senior management is responsible for the Company's risk management process and the day-to-day supervision and mitigation of enterprise risks. Management of the Company advises the Board on areas of material Company risk, including strategic, operational, financial, legal and regulatory risks. We do not believe our Board's oversight of risk influences our leadership structure, though we believe our leadership structure helps mitigate risk by separating oversight of our day-to-day business from the oversight of our Board.

Selection of Nominees for Election to the Board

        The Nominating Committee has established a process for identifying and evaluating nominees for director. Although the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee believes that the process it utilizes to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further our purposes. Any interested person may recommend a nominee by submitting the nomination, together with appropriate biographical information, to the Nominating Committee, c/o Cantel Medical Corp., 150 Clove Road, Little Falls, NJ 07424, Attn: Secretary. All recommended candidates will be considered using the criteria set forth in our Corporate Governance Guidelines.

        The Nominating Committee will consider, among other things, the following factors to evaluate recommended nominees: the Board's current composition, including expertise, diversity, balance of management and non-management directors, independence and other qualifications required or recommended by applicable laws, rules and regulations (including NYSE requirements) and company policies or procedures. Although the Board considers diversity as a factor to be considered in identifying and evaluating nominees, it does not have any formal policy with respect to diversity. The Nominating Committee will also consider the general qualifications of potential nominees, including, but not limited to personal integrity; concern for Cantel's success and welfare; experience at strategy/policy setting level; high-level leadership experience in business or administrative activity; breadth of knowledge about issues affecting Cantel; an ability to work effectively with others; sufficient time to devote to the Company; and freedom from conflicts of interests.

EXECUTIVE OFFICERS OF CANTEL

Name	Age	Position
Charles M. Diker	80	Chairman of the Board and member of Office of the Chairman
Andrew A. Krakauer	60	CEO and member of Office of the Chairman
Jorgen B. Hansen	48	President, COO and member of Office of the Chairman
Peter G. Clifford	45	Executive Vice President, Chief Financial Officer and member of Office of the Chairman
Eric W. Nodiff	58	Executive Vice President, General Counsel, Secretary and member of Office of the Chairman
Seth M. Yellin	41	Senior Vice President—Corporate Development and member of Office of the Chairman
Steven C. Anaya	45	Senior Vice President and Chief Accounting Officer

        Set forth below is certain biographical information concerning our current executive officers who are not also directors:

        Mr. Hansen has served as President and COO of the Company since November 2014. Prior thereto, from November 2012 to November 2014, he served as Executive Vice President and COO of the Company. He also served as President and CEO of Medivators Inc., a subsidiary of the Company from November 2012 to July 2015. Prior to joining the Company, Mr. Hansen had global leadership positions with increasing responsibility within the healthcare and medical devices industry for over fifteen years. Most recently, he was Senior Vice President, Global Marketing, Business Development, Science and Innovation for ConvaTec Corp.

        Mr. Clifford has served as Executive Vice President and Chief Financial Officer of the Company since March 2015. Prior to joining the Company, Mr. Clifford served in various financial positions with increasing responsibility for over twenty years. Since April 2009, he was Group Vice President of Operations Finance and Information Technology for IDEX Corporation.

        Mr. Nodiff has served as Executive Vice President and General Counsel since November 2014. Prior thereto, from January 2005 through November 2014, he served as Senior Vice President and General Counsel. He has also served as Secretary since January 2009.

        Mr. Yellin has served as Senior Vice President—Corporate Development of the Company since March 2013. Prior thereto, from April 2012 through March 2013, he served as Vice President—Corporate Development. From January 2011 through January 2012, Mr. Yellin was an analyst in the Medical Devices & Life Science Tools segment of Citadel Asset Management and from May 2009 through January 2011 he served as Managing Director, Senior Health Care Analyst at Millennium Partners.

        Mr. Anaya, who has been employed by us in various capacities since March 2002, has served as a Senior Vice President and Chief Accounting Officer of the Company since November 2014. He previously served as Vice President and Controller. Mr. Anaya is a certified public accountant (CPA) and a chartered global management accountant (CGMA).

COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation Committee of our Board discharges certain responsibilities of the Board with respect to compensation of the Company's executive officers, which, for the fiscal 2015, included our Chairman of the Board, Charles M. Diker; Chief Executive Officer (CEO), Andrew A. Krakauer; President and Chief Operating Officer (COO), Jorgen B. Hansen; Executive Vice President and Chief Financial Officer (CFO), Peter Clifford; and Executive Vice President, General Counsel and Secretary, Eric W. Nodiff. The foregoing individuals, together with our former Executive Vice President, CFO and Treasurer, Craig A. Sheldon (who retired in May 2015) are collectively referred to as the Named Executive Officers or NEOs. All of the current NEOs also serve as members of the Office of the Chairman.

Objectives of Compensation Programs

        The primary objectives of the Company's compensation program are to:

  •
  Closely align the interests of the executive officers with those of the stockholders, and

  •
  Offer compensation opportunities that attract and retain talented executive officers, motivate such officers to perform at their highest level and reward their achievements.

        The abilities and performance of the Company's executives are critical to the Company's long-term success, and the objectives of the compensation program are designed to complement each other by balancing the Company's interest in achieving both its short-term and long-term goals. Base salary and incentive-based cash bonuses are paid to reward performance and the achievement of short-term objectives and equity awards are used to align the executives' interests with the long-term success of the Company.

What the Company's Compensation Program is Designed to Reward

        The Company's business plan emphasizes growth through the expansion of existing operations and the addition of new products through acquisitions and product development. This strategy is advanced by identifying and acquiring businesses; effectively integrating acquired operations, personnel, products and technologies into the organization; retaining and motivating key personnel throughout the Company; attracting and retaining customers; and encouraging new product development. In addition, the Company relies on its executives to sustain and efficiently manage current businesses while adapting and growing its business segments in response to the ever-changing competitive landscape, and, in general, to maximize stockholder value. The compensation program is designed to reward the NEOs for successfully managing these tasks, increasing earnings of the Company, and creating stockholder value.

Role of Peer Group CEO Compensation Data

        The Compensation Committee did not utilize any specific survey data or benchmarking with respect to fiscal 2015 compensation of the CEO or any of the other NEOs, though it has in the past and may do so in the future. Instead, the Committee relied on its own analyses and processes described herein in setting fiscal 2015 compensation for the NEOs.

        Likewise, the Compensation Committee did not retain any independent consulting firm to provide advice with respect to executive compensation for fiscal 2015, though it has in the past and may do so in the future.

Elements of the Compensation Program; Why the Compensation Committee Chose Each Element and How it Relates to the Company's Objectives

        The two principal elements comprising executive compensation are cash and equity awards. The cash element is divided into base salary and annual cash incentives under the Company's Annual Incentive Compensation Plan, which constitutes the short term incentive compensation plan (STIP) and the equity element consists of stock options and restricted stock awards (subject to a risk of forfeiture) under the Company's Long Term Incentive Compensation Plan (LTIP). These elements complement each other and give the Compensation Committee flexibility to create compensation packages that provide short and long-term incentives in line with the Company's approach to compensation. Such approach is designed to provide the executive sufficient cash to be competitive with other employment opportunities, while at the same time providing the executive with an incentive to build stockholder value by aligning the executive's interests with those of our stockholders.

        Base salary is the primary fixed element of the Company's compensation program and is used to attract and retain, as well as motivate and reward, executive officers. In determining the base salary of NEOs, the Compensation Committee considers the experience, skills, knowledge and responsibilities required of the executive officer in his role, specifically, the functional role of the position, the level of the individual's responsibility, the ability to replace the individual, and if applicable, the base salary of the individual at his prior employment.

        Short-term incentive compensation is an opportunity for executives to receive cash bonuses based on the Company's (or its divisions') annual financial performance. The short-term incentive compensation is intended to reward performance for the most recently completed fiscal year when financial objectives are achieved and motivate and retain qualified individuals who have the opportunity to influence future results, advance business objectives, and enhance stockholder value. Likewise, this element of compensation is designed to provide a reduced award or no award when financial objectives are not achieved. Under the STIP, target amounts for the annual bonus opportunity are required to be established within 75 days after the commencement of the fiscal year and are based on achievement of one or more metrics described in the STIP. The exact annual metrics and targets to be used under the

STIP are approved by the Compensation Committee each year. In addition, under the STIP, the Compensation Committee has the flexibility to award additional discretionary bonuses to recognize and reward performance in excess of measurable performance objectives.

        Although Mr. Diker does not participate in the STIP, for fiscal 2015 Mr. Diker was entitled to receive a target bonus of $150,000 established by the Compensation Committee if the Company achieved the annual financial performance objectives imposed on executives under the STIP for fiscal 2015. However, Mr. Diker is not entitled to any discretionary bonus for over-achievement of the performance objectives.

        For fiscal 2015, the Committee established a target level, as a percentage of base salary, for each member of senior management for purposes of determining cash bonuses under the STIP. Achievement of the target levels was based on attainment of the Company's fiscal 2015 targeted diluted non-generally accepted accounting principles (GAAP) earnings per share (EPS) and, in the case of division CEOs, budgeted operating income for the applicable division. Factors included in the process of determining senior management target levels, as well as discretionary additional bonuses, were business performance, scope of responsibilities and accountability, competitive and other industry compensation data, special circumstances and expertise, individual performance, comparison with compensation of our other senior managers and recommendations of the Chairman of the Board and the CEO.

        The purpose of the LTIP is to contribute to the motivation of key employees in accomplishing the Company's long-term strategic and stockholder value goals. Through equity awards, the LTIP is designed to communicate and reinforce strategic, operational and financial objectives linked to creating stockholder value, provide a competitive incentive for achievement of long-term corporate stockholder value goals and establish an objective basis for determining annual long-term incentive awards for eligible participants.

        Equity awards (which may consist of restricted stock, stock options, stock appreciation rights or performance awards) are granted in accordance with the LTIP to NEOs in order to give them an ownership interest in the Company, thereby aligning their interests with those of the stockholders and providing a long-term incentive. Restricted stock awards consist of awards of the Company's common stock subject to specified vesting restrictions or conditions including, among other things, continued employment with the Company. Stock options and stock appreciation rights (rights to receive a payment equal to the increase in fair market value of the Company's common stock since the grant date thereof) are equity awards whose value depends on an increase in the Company's common stock price. For more than the past five years, the Compensation Committee has awarded only restricted stock, and no stock options, to management under the LTIP. Grants of restricted stock have intrinsic value regardless of price appreciation, and may create a better identity of interests between management and other stockholders. In addition, the Committee believes that due to their intrinsic value, restricted shares may have a stronger retentive effect on management than stock options. Following fiscal 2015, restricted stock awards were granted to management under the LTIP. Mr. Diker does not participate in the LTIP but is awarded stock options as an employee of the Company from time to time based on recommendations of the Compensation Committee and approval of the Board.

        The Compensation Committee typically imposes time-based vesting conditions on stock options and restricted stock awards because it believes that time based vesting encourages recipients of awards to remain employed by the Company and continue to provide services to us, and also encourages recipients to build stockholder value over a long period of time. As with other issued shares of our common stock, recipients of restricted stock (but not stock options) awarded under the LTIP are entitled to receive dividends we pay on our common stock.

Risk in Our NEO Compensation Program

        Our Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. We believe the base salary levels of our executives mitigate excessive risk-taking behavior by providing reasonable predictability in the level of income earned by each executive and alleviating pressure on executives to focus exclusively on stock price performance to the detriment of other important business metrics. We also provide a mixture of both short-term and long-term incentives. With a significant weighting on long-term incentives that are subject to time-based vesting, we believe NEOs' incentives are aligned with those of our stockholders and short-term risk taking is discouraged. In addition, the performance measures used for short-term incentives are intended to be challenging yet attainable, so that it is more likely than not that the executives will earn all or a substantial portion of their target bonus annually, which mitigates the potential that our executives will take excessive risks. Prior to fiscal 2015, we historically used metrics that were typically calculable in accordance with GAAP and audited at the end of the year. For fiscal 2015, we used non-GAAP EPS as the relevant metric. Also, for fiscal 2015, short-term incentives in the form of annual performance bonus payouts were established, depending on a NEO's position, at between 50-100% of base salary for on-target performance. Under the STIP, the Compensation Committee may determine that extraordinary performance warrants a higher payout but with a cap of 200% of targeted bonus, which the Compensation Committee believes mitigates the likelihood that our executives will take excessive risks. In addition, stock options and restricted stock awards granted to employees generally vest annually over three years, so executives always have a significant amount of unvested awards that could decrease significantly in value if our business is not managed for the long-term. The Compensation Committee further retains discretion under both the STIP and LTIP to reduce or not pay awards under such plans due to a NEO's misconduct or poor performance.

How the Compensation Committee Chose Amounts and Formulas for Each Element

        Base Salary.    Currently the Compensation Committee approves the base salaries of all NEOs; however, the base salary of Mr. Diker, who provides services to the Company on a part time basis, is also subject to approval by the Compensation Committee as well as the Board. On February 1, 2015, the base salaries of Messrs. Krakauer, Hansen and Nodiff were increased by 3.0%, 4.0% and 5.1%, respectively, in recognition of their contributions and the performance of the Company and, in the case of Mr. Nodiff, to align his base salary with that of Mr. Clifford, who negotiated his salary upon becoming employed by the Company in March 2015 to succeed Mr. Craig A. Sheldon, former Executive Vice President, Chief Financial Officer and Treasurer, following his retirement. The current base salaries of the NEOs are as follows:

NEO	BASE SALARY
Mr. Diker	$360,500
Mr. Krakauer	669,500
Mr. Hansen	458,674
Mr. Clifford	370,000
Mr. Nodiff	370,000

        Short-Term Incentive Plan.    For fiscal 2015, the Compensation Committee chose non-GAAP EPS as the performance metric under the STIP, as well as for the target bonus compensation payable to Mr. Diker, to maintain a focus on increasing stockholder value and driving superior financial performance. The Committee believes EPS is a key metric in measuring the Company's success and provides certainty and comparability since it is calculated in accordance with GAAP and audited each year. However, it also recognizes that non-GAAP EPS (as calculated by the Company) is a meaningful metric in making comparisons to our historical operating results and analyzing the underlying performance of our results of operations. For purposes of the fiscal 2015 STIP, we calculated adjusted diluted non-GAAP EPS by adjusting diluted GAAP EPS to exclude (i) amortization expense, (ii) acquisition related items impacting current operating performance including transactions and integration charges and ongoing fair value adjustments, (iii) the loss on sale of our Specialty Packaging business and (iv) the impairment of an acquired license. Specifically, for fiscal 2015 the non-GAAP EPS performance target was $1.37.

        For fiscal 2015, the target incentive awards under the STIP, established as a percentage of base salary (and as a fixed dollar amount in the case of Mr. Diker), were set by the Compensation Committee as follows:

NEO	TARGET INCENTIVE AWARD
Mr. Diker	$150,000
Mr. Krakauer	100%
Mr. Hansen	75%
Mr. Clifford	55%
Mr. Nodiff	55%

        The incentive award percentages of Messrs. Hansen and Nodiff under the STIP were increased following fiscal 2014 from 70% to 75% for Mr. Hansen and from 50% to 55% for Mr. Nodiff based on their individual performances and increased responsibility, as well as the Company's fiscal 2014 performance. Mr. Clifford's percentage of 55% is the same as Mr. Sheldon's percentage at the time of his retirement during fiscal 2015. However, as part of his negotiated compensation package upon commencement of his employment, Mr. Clifford was guaranteed at least 10% overage of his target incentive award for fiscal 2015 and fiscal 2016 provided that the Company achieves its performance target for such fiscal years.

        In fiscal 2015, the Company's actual diluted non-GAAP EPS of $1.44 exceeded the performance target of $1.37. Therefore, Messrs. Diker, Krakauer, Hansen and Nodiff each received his full target incentive award. Upon his retirement, Mr. Sheldon received a payment under the STIP for the portion of fiscal 2015 during which he was employed. Because Mr. Clifford was employed for only a partial year, he received 50% of his annualized target incentive award. In addition, the Compensation Committee utilized its discretion under the STIP to award additional cash bonuses to our NEOs other than Mr. Diker. The discretionary STIP awards increased the incentive-based awards by 30%. The factors considered by the Compensation Committee included the amount by which our actual diluted non-GAAP EPS exceeded our performance target, revenue and earnings growth, acquisition closings and integrations, and various other metrics as well as the recommendations of Mr. Krakauer. The Committee also considered the recommendation of Mr. Diker, who focused principally on historical bonus overage awards relative to budgeted EPS over-achievement. Total STIP awards to current NEOs for fiscal 2015 were as follows:

NEO	BASE INCENTIVE AWARD	DISCRETIONARY INCENTIVE AWARD	TOTAL CASH AWARD
Mr. Diker	$150,000	NA	$150,000
Mr. Krakauer	$669,500	$200,850	$870,350
Mr. Hansen	$344,006	$103,201	$447,207
Mr. Clifford	$101,750	$30,525	$132,275
Mr. Nodiff	$203,500	$61,050	$264,550
Mr. Sheldon	$158,095	$47,429	$205,524

        Equity Awards.    The Compensation Committee determines the number of shares of stock underlying the equity awards based upon each NEO's position and performance during the fiscal year.

The Committee established fiscal 2015 equity award targets for all NEOs other than Messrs. Diker and Krakauer based on a percentage of their base salary (described below). Mr. Diker is not a participant in the LTIP but has received equity awards from time to time upon the recommendation of the Compensation Committee and approval of the Board. All restricted stock awards to NEOs are subject to vesting in three equal annual installments beginning on the first anniversary of the grant date.

        The target incentive equity award percentages and fixed value award (in the case of Mr. Krakauer) were determined by the Compensation Committee to reflect the objectives of the LTIP and to give effect to the positions, responsibilities and contributions to the Company of each NEO. The percentages also reflect the Compensation Committee's historic view, based on past analyses which were not updated in fiscal 2015, of market-based differences for similarly positioned executives at other companies.

        On October 12, 2015, the Compensation Committee awarded the NEOs restricted shares under the LTIP attributable to fiscal 2015 performance based on the $54.23 closing price of Cantel common stock on the NYSE on October 9, 2015, the first business day immediately preceding the grant date. In addition, on October 12, 2015 the Compensation Committee awarded Mr. Diker a stock option to purchase 15,000 shares at an exercise price of $55.36, the closing price of Cantel stock on the NYSE on the date of grant, based on his contributions to the Company and for providing direction and assistance to management during fiscal 2015.

        Mr. Krakauer was awarded 27,660 shares of restricted stock, calculated by dividing $1,500,000 by $54.23, the closing price of Cantel stock on the NYSE on the first business day immediately preceding the grant date. This represented the same value as the prior fiscal year's restricted stock award to Mr. Krakauer.

        The number of shares of restricted stock issued to Mr. Hansen was calculated by (1) multiplying his base salary by 110% (his incentive award percentage) and (2) dividing the product by $54.23 (and rounding up to the nearest 5 shares). The incentive award percentage for Mr. Hansen was increased to 110% from 100% the prior fiscal year in consideration of Mr. Hansen's increased responsibility as President and for his positive contributions to the Company.

        The number of shares of restricted stock issued to each of Messrs. Clifford and Nodiff was calculated by (1) multiplying their base salary by 100% (their incentive award percentage) and (2) dividing the product by $54.23 (and rounding up to the nearest 5 shares). Mr. Clifford's award was agreed upon as part of his compensation package upon joining the Company. The incentive award percentage for Mr. Nodiff was increased to 100% from 85% the prior fiscal year in consideration of his positive contributions to the Company and to match the agreed upon percentage for Mr. Clifford.

        Mr. Sheldon was not eligible to participate in the LTIP after his retirement was announced; his incentive award percentage with respect to fiscal 2014 (his last year of eligibility) was 85%.

        For the awards to the current NEOs, the Compensation Committee established the following payment percentages and, as a result, made the grants indicated:

NEO	TARGET INCENTIVE AWARD	VALUE OF AWARD	NUMBER OF RESTRICTED SHARES AWARDED	NUMBER OF STOCK OPTIONS AWARDED
Mr. Diker	NA		NA	15,000
Mr. Krakauer	$1,500,000 Value	$1,500,000	27,660	NA
Mr. Hansen	110% of Base Salary	$458,674	9,305	NA
Mr. Clifford	100% of Base Salary	$370,000	6,825	NA
Mr. Nodiff	100% of Base Salary	$370,000	6,825	NA

        In addition to the foregoing awards, the Compensation Committee awarded Mr. Nodiff a "special" grant of 14,000 shares of restricted stock in May 2015 in consideration for his extraordinary efforts over numerous years in administering and supervising the Company's legal department, including acting as lead attorney on all significant acquisitions by the Company, building a high quality legal department, providing significant value to the Cantel executive team, and demonstrating an exceptional attitude and work ethic in the performance of his responsibilities.

Post-Retirement and Other Benefits

        Each of Messrs. Krakauer, Hansen, Clifford and Nodiff is party to a severance agreement with the Company that contains certain post-termination benefits. During fiscal 2015, Mr. Sheldon received benefits pursuant to a retirement agreement with the Company described below that recognized his long service to the Company, the desire to ensure a smooth transition of duties to his successor, and the desire to secure Mr. Sheldon's consulting services following retirement.

        The Compensation Committee believes that post-termination benefits are an important aspect of an executive compensation program because they allow the Company to better recruit and retain executive officers by offering competitive compensation packages. Such benefits also allow the executive officers to focus on performance of their duties and eliminate distractions related to job security concerns. The severance agreements also provide benefits in the event of a change in control of the Company to further align the interests of the executive with those of the stockholders. These arrangements are primarily intended to maintain the executive's motivation to consummate the sale of the Company in circumstances where such event will maximize stockholder value, notwithstanding that such transaction may result in the executive's loss of continued employment with the Company. We believe a "double trigger" requiring actual termination following a change of control rather than simply awarding amounts in the event of a change of control best aligns the NEOs' interests by encouraging them to continue to perform their duties adequately rather than simply receiving an award for completing a transaction.

        We believe that these severance benefits are reasonable and appropriate for our NEOs in light of the anticipated time it takes high-level executives to secure new positions with responsibilities and compensation that are commensurate with their experience. We do not include "gross-up" provisions in the severance agreements. A more detailed description of our severance agreements may be found below under the heading "Post Termination Benefits and Change in Control."

        Severance benefits also include the vesting of 100% of the executives' unvested stock options and unvested restricted stock awards and other similar rights in certain circumstances. We believe that the equity awards granted to our executive officers have been reasonable in amount and that, in the event of a change in control and certain other terminations, it is appropriate that our executive officers receive the full benefit under their equity compensation awards of the increase in Cantel's value attributable to the performance of the current management team.

        The severance agreements for our current NEOs provide equal benefits for each NEO that is a party to a severance agreement, other than with respect to cash severance payable in the event of a termination in a non-change of control situation (i.e., a termination without cause). In such event, Mr. Krakauer (CEO) is entitled to two times the sum of his base salary and target bonus at the time of termination; Mr. Hansen (President and COO) is entitled to 18 months' base salary; and Messrs. Clifford and Nodiff are entitled to 12 months' base salary. We believe that a higher severance formula for our CEO is justified and needed in order to attract the individual we believe is best suited for the office. Our CEO is the individual the public and our stockholders most closely identify as the face of the Company. He has the greatest individual impact on our success, and he faces the greatest personal risks when the company takes risks. We also believe that the position of President/COO merits a higher severance formula in order to attract the individual we believe is best suited for the office.

Finally, we believe that any NEO (other than Mr. Diker) who has 15 years of employment with the Company should be entitled to additional compensation in the event of a termination of his employment in a non-change in control situation in recognition of his long service to the Company.

        In addition to the above benefits, we provide to Messrs. Krakauer, Hansen, Clifford and Nodiff: (1) term life insurance equal to one year's base salary, (2) a car allowance equal to $750 a month plus related expenses, (3) an executive physical once every three years (up to $3,500, subject to a gross-up to make this benefit tax neutral), (4) a $7,000 allowance for disability insurance or long term care insurance and (5) a 401(k) plan match. We believe these perquisites and benefits are appropriate as part of a competitive benefits package. Mr. Diker is provided a 401(k) plan match.

Say-on-Pay Vote Response

        In evaluating our compensation process for fiscal 2015, our Compensation Committee generally considered the results of the advisory vote of our stockholders on the compensation of the executive officers named in our last proxy statement related to our prior annual meeting of stockholders. Our Compensation Committee noted that approximately 97% of votes cast approved of the compensation of those executive officers as described in our last proxy statement. Our Compensation Committee considered these voting results as supportive of the Compensation Committee's general executive compensation practices.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code (the Code) limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by stockholders. In its deliberations the Compensation Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements. We have not adopted a policy that all executive compensation be fully deductible. Portions of Mr. Krakauer's, Mr. Hansen's and Mr. Nodiff's compensation are non-deductible. The compensation of all other NEOs is fully deductible.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed the "Compensation Discussion and Analysis" section of this Proxy Statement and discussed such section with certain members of management. Based on its review and discussions and its ongoing involvement with executive compensation matters, the Compensation Committee recommended to the Board that the "Compensation Discussion and Analysis" section of this Proxy Statement be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended July 31, 2015.

Compensation Committee: Alan R. Batkin (Chair) Joseph M. Cohen Laura L. Forese

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth compensation for our CEO, CFO and three other most highly compensated executive officers (our Named Executive Officers or NEOs).

SUMMARY COMPENSATION TABLE

Name and Pricipal Position	Year		Salary $	Bonus $	Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Charles M. Diker	2015		355,250	—	288,500	—	150,000	44,096	(2)	837,846
Chairman of the Board	2014		325,000	—	362,400	—	75,000	44,510		806,910
	2013		275,000	—	381,850	—	—	43,938		700,788
Andrew A. Krakauer	2015		659,750	—	—	1,525,803	870,350	28,891	(3)	3,084,794
Chief Executive Officer	2014		612,500	—	—	1,262,857	812,500	28,900		2,716,757
	2013		550,000	—	—	1,000,026	733,125	28,128		2,311,279
Jorgen B. Hansen	2015		453,529	—	—	448,658	447,207	20,392	(5)	1,369,786
President and Chief	2014		434,611	—	—	432,616	385,904	21,578		1,274,709
Operating Officer	2013	(4)	302,636	—	—	424,922	289,026	191,055		1,207,639
Eric W. Nodiff	2015		361,875	—	—	957,667	264,550	29,462	(6)	1,613,554
Executive Vice President,	2014		346,857	—	—	293,447	219,989	28,984		889,277
General Counsel and	2013		336,755	—	—	232,596	256,299	27,879		853,529
Secretary
Peter G. Clifford	2015	(7)	128,077	—	—	336,162	132,275	155,187	(8)	751,701
Executive Vice President,
Chief Financial Officer
Craig A. Sheldon	2015	(10)	283,605	—	—	—	205,524	869,439	(9)	1,358,568
Executive Vice President,	2014		346,857	—	—	293,447	219,989	22,679		882,972
Chief Financial Officer,	2013		336,755	—	—	232,596	256,299	20,105		845,755
and Treasurer

(1)
Represents the aggregate grant date fair value (pre-tax) computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718. For a discussion of valuation assumptions, see Note 15 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2015.

(2)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Diker: (i) $36,000 in office expenses, and (ii) $8,096 in contributions under a 401(k) plan.

(3)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Krakauer: (i) $13,045 in vehicle fringe benefits, (ii) $7,800 in contributions under a 401(k) plan, (iii) $7,806 in term life and long-term care insurance premiums, and (iv) $240 in health club benefits.

(4)
Mr. Hansen commenced employment with the Company on November 15, 2012.

(5)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Hansen: (i) $13,045 in vehicle fringe benefits, and (ii) $7,347 in contributions under a 401(k) plan.

(6)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Nodiff: (i) $13,045 in vehicle fringe benefits, (ii) $8,090 in contributions under a 401(k) plan, and (iii) $8,327 in term life and long-term care insurance premiums.

(7)
Mr. Clifford commenced employment with the Company on March 23, 2015.

(8)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Clifford: (i) $4,757 in vehicle fringe benefits, (ii) $430 in contributions under a 401(k) plan, and (iii) $150,000 for a sign-on bonus.

(9)
This amount includes the following amounts paid or accrued by us for the benefit of Mr. Sheldon: (i) $10,224 in vehicle fringe benefits, (ii) $5,744 in contributions under a 401(k) plan, (iii) $954 in term life and long-term care insurance premiums, and (iv) $852,517 in retirement payments.

(10)
Mr. Sheldon retired on May 8, 2015.

Grants of Plan-Based Awards Table

        The following table sets forth certain additional information regarding grants of plan-based awards to our Named Executive Officers for fiscal year 2015:

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)							All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)			Grant Date Fair Value (Pre-tax) of Stock and Option Awards ($)
												Exercise or Base Price of Option Awards ($/Sh)
Name	Threshold ($)		Target ($)		Maximum ($)		Grant Date
Charles M. Diker	NA	(2)	NA	(2)	NA	(2)	10/10/14	—		25,000	(3)	$36.70	288,500
Andrew A. Krakauer	334,750		669,500		1,339,000		10/10/14	41,575	(4)	—		—	1,525,803
Jorgen B. Hansen	172,003		334,006		688,011		10/10/14	12,225	(4)	—		—	448,658
Eric W. Nodiff	101,750		203,500		407,000		10/10/14	8,295	(4)	—		—	304,427
							5/15/15	14,000					653,240
Peter G. Clifford	101,750		203,500		407,000		3/23/15	6,999	(4)	—		—	336,162
Craig A. Sheldon	—		—		—		NA	—		—		—	—

(1)
All non-equity incentive plans referenced in the table provide that no bonus is payable if the minimum level of performance required by the plan is not achieved by the NEO.

(2)
Although Mr. Diker does not participate in the Company's primary non-equity incentive plan, the Compensation Committee made Mr. Diker eligible to receive a target bonus of $150,000 (with a "Threshold" payout of $75,000), which target bonus was awarded to Mr. Diker for fiscal 2015.

(3)
Stock option award is exercisable in equal annual installments on each of the first three anniversaries of the grant date.

(4)
Each restricted stock award is subject to a risk of forfeiture which lapses as to one-third of the awards on each of the first three anniversaries of the grant date.

Narrative Addendum to the Summary Compensation Table and Grants of Plan-Based Awards Table

Short-Term Incentive Plan

        Under the STIP, our NEOs (other than Mr. Diker) and certain other executives and key employees of the Company are eligible to receive cash bonus awards based on their achievement of performance targets for each fiscal year ending July 31st (each year being referred to as a Plan Year).

        The STIP is administered by the Compensation Committee, which establishes annual performance targets (the Performance Targets) for each Plan Year. Awards are based on the achievement of the Performance Targets, which are based on the attainment of specified levels of one or any combination of the following: revenues, cost reductions, operating income, income before taxes, net income, adjusted net income, earnings per share, adjusted earnings per share, operating margins, working capital measures, return on assets, return on equity, return on invested capital, cash flow measures, market share, stockholder return or economic value added of the Company or the subsidiary or division of the Company for or within which the participant is primarily employed. Such Performance Targets may also be based on the achievement of specified levels of Company performance (or performance of an applicable subsidiary) under one or more of the measures described above relative to the performance of other corporations. For fiscal 2015, the Compensation Committee established a Performance Target of diluted non-GAAP EPS of $1.37, which was $0.13 higher than the Company's fiscal 2014 non-GAAP EPS of $1.24. In fiscal 2015, the Company exceeded this Performance Target.

        The target incentive awards for each eligible position (by category) are expressed as a percentage of base salary within the ranges designated below for fiscal 2015 (with the actual target incentive award percentages determined by the Compensation Committee on an annual basis):

ELIGIBLE POSITION	TARGET INCENTIVE AWARD
CEO	90% - 110%
President, COO	70% - 80%
Division CEO	50% - 60%
Executive Vice Presidents	50% - 60%

        For fiscal 2015, the actual target incentive awards were set by the Compensation Committee as follows:

ELIGIBLE POSITION	TARGET INCENTIVE AWARD
CEO (includes Mr. Krakauer)	100%
COO/President (includes Mr. Hansen)	75%
Division CEOs	55%
Executive Vice Presidents (includes Messrs. Clifford and Nodiff)	55% (1)

(1)
As part of his negotiated compensation package upon commencement of his employment, Mr. Clifford was guaranteed at least 10% overage of his target incentive award for fiscal 2015 and fiscal 2016 provided that the Company achieves its performance target for such fiscal years.

        Notwithstanding the foregoing, Division CEOs have 25% of their bonus target based on the annual Performance Target established for executives of Cantel. The remaining 75% is based on the annual performance target specific to the operations of such CEO's Division(s), which are established by the CEO of the Company in consultation with the Compensation Committee.

        Awards are determined as follows:

	COMPANY-WIDE EARNINGS	DIVISION EARNINGS OR OTHER TARGET
CORPORATE EXECUTIVES	100%	—
DIVISION CEOs	25%	75%

        For fiscal 2015, none of the Division CEOs were NEOs.

        The target incentive award payable to each participant for 100% achievement of the Performance Target (the Bonus Target) is calculated by multiplying the participant's base salary at the end of the relevant Plan Year by a designated percentage established by the Compensation Committee for such participant for such Plan Year (generally pro-rated if a NEO was employed for a partial year). If more or less than 100% of the Performance Target is achieved, the Compensation Committee has the discretion to increase the Bonus Target (not to exceed 200% of the Bonus Target) or decrease the Bonus Target (not to be less than 50% of the Bonus Target, provided that a minimum threshold performance level (90% of the Performance Target) has been achieved); provided, however, that the Compensation Committee in its discretion may establish minimum Performance Targets that must be achieved in order for any incentive award to be paid. The Compensation Committee will determine the degree to which any applicable Performance Target has been achieved and any incentive award paid. At the sole discretion of the Compensation Committee, a participant may not receive an award, or the amount of an award may be decreased, due to substantiated poor individual performance or misconduct and may be declared ineligible under the STIP.

        The actual awards for our NEOs under the STIP for fiscal 2015 are shown in the tables and discussed in Compensation Discussion and Analysis above.

Long-Term Incentive Plan

        The purpose of the LTIP is to contribute to the motivation of key employees in accomplishing the Company's long-term strategic and stockholder value goals. All equity awards under the LTIP to date have been granted under the Company's 2006 Equity Incentive Plan (the 2006 Plan), which is described below, and are subject to the terms thereof. If the 2016 Plan, described in more detail under Proposal 2 below, is approved by our stockholders at the meeting, no further options or awards will be granted under the 2006 Plan.

        Under the LTIP, NEOs (other than Mr. Diker) and other executives and certain key employees of the Company, are eligible to receive annual equity awards for each Plan Year. Participants are identified by title and recommended by the CEO of the Company each year, subject to the approval of the Compensation Committee. The Compensation Committee administers the LTIP with respect to all participants. The annualized expected value of the participants' target awards under the LTIP are reviewed annually by the Compensation Committee.

        Performance based awards under the LTIP are contingent on acceptable individual performance as well as predetermined financial objectives of the Company or one or more of its subsidiaries or operating segments determined by the Compensation Committee. Performance based awards vest upon achievement of the designated performance criteria, which will be based on the attainment of specified levels of one or any combination of the following: revenues, cost reductions, operating income, income before taxes, net income, adjusted net income, earnings per share, adjusted earnings per share, operating margins, working capital measures, return on assets, return on equity, return on invested capital, cash flow measures, market share, stockholder return or economic value added of the Company or the subsidiary or division of the Company for or within which the participant is primarily employed. Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable subsidiary) under one or more of the measures described above relative to the performance of other corporations. Notwithstanding the specific performance criteria established, in making a determination as to whether or not such criteria such as earnings growth was achieved, the Compensation Committee takes into consideration factors such as unanticipated taxes, acquisition costs, non-recurring and extraordinary items (if any), and other equitable factors, as determined by the Compensation Committee in its discretion. If a participant's employment with the Company is terminated for any reason, the participant will forfeit any non-vested performance based awards. The Compensation Committee did not grant any performance based awards in fiscal 2015.

        Service-based awards under the LTIP vest ratably over three years following the date of grant, or such other period of time determined by the Compensation Committee, subject to the terms and conditions set forth in the 2006 Plan and the agreement reflecting the award. Under the LTIP, in the event a participant's employment is terminated prior to the end of the vesting period due to (A) death, all of the service-based awards granted to the participant under the LTIP will automatically vest as of the date of termination of employment, (B) Retirement (as defined in the LTIP), all of the service-based stock options granted to the participant under the LTIP will automatically vest and the participant will forfeit any non-vested restricted stock awards or portions thereof granted under the LTIP unless the Compensation Committee, in its discretion, accelerates the vesting of such non-vested restricted stock awards, or (C) disability, any service-based awards that would have vested within the 12 month period following the termination date but for the participant's termination of employment (e.g., stock options and restricted stock awards subject only to time vesting) will automatically vest as of the termination date.

        At the sole discretion of the Compensation Committee, a participant may not receive an award or may receive a reduced award due to substantiated poor individual performance or misconduct and may be declared ineligible under the 2006 Plan.

        The actual awards for our NEOs under the LTIP for fiscal 2015 are shown in the tables and discussed in Compensation Discussion and Analysis above.

2006 Equity Incentive Plan

        The 2006 Plan provides, and if approved by our stockholders at the meeting, the 2016 Plan will provide, for the granting of stock options, restricted stock awards, stock appreciation rights (SARs) and performance awards to our employees, including our executive officers. Non-employee directors also participate in the 2006 Plan. The 2006 Plan does not permit the granting of discounted options or discounted SARs. The selection of employee participants in the 2006 Plan and the level of participation of each participant are determined by the Compensation Committee (the Board makes determinations relating to awards to directors). The 2006 Plan limits the number of shares that may be granted to a participant under the 2006 Plan during any calendar year. Subject to the limitations set forth in the 2006 Plan, the Compensation Committee may delegate to our Chief Executive Officer or other executive officers such duties and powers as the Compensation Committee may deem advisable with respect to the designation of employees to be recipients of 2006 Plan awards and the nature and size of such awards.

        Unless otherwise provided by the Compensation Committee, in the event of the termination of a participant's service as an employee or non-employee director for any reason other than the participant's Retirement (as defined in the 2006 Plan), death or disability, stock options and SARs (to the extent exercisable) will remain exercisable for a period of 90 days from such date or until the expiration of the stated term of such stock options or SARs, whichever period is shorter (except that in the case of a termination of employment for cause, such stock options and SARs will immediately expire). Unless otherwise provided by the Compensation Committee, upon the termination of a participant's employment due to death or disability, stock options and SARs granted to such participant will remain exercisable (to the extent vested) for a period of one year from such date or until the expiration of the stated term of such stock options or SARs, whichever period is shorter. In addition, when an employee or non-employee director who has at least ten years of service with the Company and is at least 65 years of age (or at least 60 years of age with at least fifteen years of service) terminates his or her service as an employee or director (i.e., Retires), all stock options and SARs granted to such employee or director under the 2006 Plan will, upon such termination, become immediately exercisable in full and remain exercisable through the original term of the award.

        The 2006 Plan provides that unvested stock options and SARs will immediately vest if the recipient's employment or service with the Company is terminated as a result of the recipient's death or Retirement, or is terminated without cause during the 12-month period following a change in control. The 2006 Plan similarly provides for the acceleration of vesting of the next tranche of stock options and SARs in the event of a termination of employment or service as a result of disability. The 2006 Plan also provides for the acceleration of vesting of a stock option or SAR if such accelerated vesting is provided under any benefit plan of the Company to which the recipient is subject. In addition, under the 2006 Plan, the Compensation Committee may in its discretion "cash out" any award, whether vested or unvested, upon a change in control by paying the recipient the amount by which the Change in Control Price (as defined in the 2006 Plan) exceeds the exercise or grant price per share under the stock option or SAR award multiplied by the number of shares granted under the stock option or SAR award. The 2006 Plan does not permit the repricing of options or the exchange of underwater options for cash or other awards without stockholder approval.

        Except to the extent that the Compensation Committee specifies a longer vesting schedule in the award agreement, restricted stock awards given to non-employee directors (and to employee directors in their capacities as directors) will vest on the first anniversary of the grant date. Except as otherwise provided in the award agreement, restricted stock awards given to employees will vest ratably on the first, second and third anniversaries of the grant date. The 2006 Plan provides that if the recipient's service with the Company as a director or employee terminates as a result of the recipient's death, any restricted stock awarded under the 2006 Plan will automatically vest, and if such service terminates as a result of disability, the next tranche of shares will automatically vest. The 2006 Plan also provides for the acceleration of vesting of a restricted stock award if such accelerated vesting is provided under any benefit plan of the Company to which the recipient is subject. In addition, the 2006 Plan gives the Compensation Committee the authority, in its discretion, to accelerate the vesting of any restricted stock award and, in connection with a change in control, to "cash out" any unvested restricted stock award.

Risk Considerations in Our Compensation Program

        The Compensation Committee has considered the risks that may exist in the Company's compensation plans and the factors that mitigate against the plans creating material risks to the Company and believes that risks arising from our compensation policies and practices for our employees are not likely to have a material adverse effect on the Company.

Outstanding Equity Awards at Fiscal Year-End Table

        The following table sets forth information regarding unexercised options and unvested restricted stock held by each of our Named Executive Officers as of July 31, 2015.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Charles M. Diker	35,000	17,500	(2)	17.04	10/14/17
	10,000	20,000	(3)	31.81	10/09/18
	—	25,000	(4)	36.70	10/09/19
Andrew A. Krakauer						19,562	(5)	1,073,563
						26,466	(6)	1,452,454
						41,575	(7)	2,281,636
Jorgen B. Hansen						8,396	(8)	460,772
						9,068	(6)	497,542
						12,225	(7)	670,908
Eric W. Nodiff						4,550	(5)	249,704
						6,150	(6)	337,512
						8,295	(7)	455,230
						14,000	(9)	768,320
Peter G. Clifford						6,999	(10)	384,105
Craig A. Sheldon						—		—

(1)
The market value of shares of stock that have not vested was determined using the closing market price per share of our common stock on July 31, 2015.

(2)
The option was granted on October 15, 2012 and has a five year term. The option vests and is exercisable as to one-third of the shares underlying the option on each of the first three anniversaries of the grant date.

(3)
The option was granted on October 10, 2013 and has a five year term. The option vests and is exercisable as to one-third of the shares underlying the option on each of the first three anniversaries of the grant date.

(4)
The option was granted on October 10, 2014 and has a five year term. The option vests and is exercisable as to one-third of the shares underlying the option on each of the first three anniversaries of the grant date.

(5)
The restricted stock was issued on October 15, 2012 and is subject to a risk of forfeiture which lapses as to one-third of the shares on each of the first three anniversaries of such issuance date.

(6)
The restricted stock was issued on October 10, 2013 and is subject to a risk of forfeiture which lapses as to one-third of the shares on each of the first three anniversaries of such issuance date.

(7)
The restricted stock was issued on October 10, 2014 and is subject to a risk of forfeiture which lapses as to one-third of the shares on each of the first three anniversaries of such issuance date.

(8)
The restricted stock was issued on November 15, 2012 and is subject to a risk forfeiture which lapses as to one-third of the shares on each of the first three anniversaries of such issue date.

(9)
The restricted stock was issued on May 15, 2015 and is subject to a risk forfeiture which lapses as to one-third of the shares on each of the first three anniversaries of such issue date.

(10)
The restricted stock was issued on March 23, 2015 and is subject to a risk of forfeiture which lapses as to one-third of the shares on each of the first three anniversaries of such issuance date. These shares were granted to Mr. Clifford upon the commencement of his employment with the Company as part of his negotiated compensation.

Option Exercises and Stock Vested Table

        The following table provides information on stock option exercises and vesting of restricted stock during fiscal 2015:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Charles M. Diker	13,050	407,030	6,750	257,040
Andrew A. Krakauer	—	—	50,701	1,852,537
Jorgen B. Hansen	—	—	12,930	510,593
Eric W. Nodiff	—	—	15,800	570,819
Peter G. Clifford	—	—	—	—
Craig A. Sheldon	—	—	26,500	1,069,653

(1)
The "Value Realized on Exercise" is the difference between the market price of the underlying security at exercise and the exercise price of the option. The value realized is for informational purposes only and does not purport to represent that such individual actually sold the underlying shares, or that the underlying shares were sold on the date of exercise. Furthermore, such value realized does not take into consideration individual income tax consequences.

(2)
The "Value Realized on Vesting" is based on the fair market value of the underlying security on the vesting date. The value realized is for informational purposes only and does not purport to represent that such individual actually sold the underlying shares, or that the underlying shares were sold on the date of exercise. Furthermore, such value realized does not take into consideration individual income tax consequences.

Post-Termination Benefits and Change in Control

Severance Agreements with NEOs

        The severance agreements with Messrs. Krakauer, Hansen, Clifford and Nodiff expire on July 31, 2017 but automatically renew on July 31 of each year for another year unless either the Company or the NEO has provided at least 6 months' notice prior to such date that the term will not be extended. However, if a Change in Control (as defined in the severance agreements to generally include a person or group acquiring more than 50% of our stock, a majority of our Board being replaced during any 12-month period if not endorsed by our current Board, a merger or consolidation unless the Company's stockholders hold at least 80% of the voting stock of the surviving entity, a sale of all or substantially all of the Company's assets, or the approval of a plan of complete liquidation by the Company's stockholders) occurs, the term will not end before the second anniversary of the Change in Control.

        Under the severance agreements, upon termination of employment for any reason, the NEO will be entitled to his (a) earned but unpaid base salary through the termination date, (b) accrued and unused paid time off through the termination date, and (c) reimbursement of expenses. Subject to certain conditions (such as signing a release), if a NEO is terminated (1) by the Company for any reason other than for Cause, Unacceptable Performance, Disability or death or (2) by the NEO for Adequate Reason (each such capitalized term as defined in the severance agreements), then the NEO will be entitled to certain benefits, unless termination occurs during a Change in Control Coverage Period (as defined in the severance agreements). Specifically, the NEO would be entitled to (1) in the case of the CEO only, two times base salary plus target bonus, paid in a lump sum, (2) in the case of the COO, 18 months' base salary paid in a lump sum, (3) in the case of NEOs other than the CEO and COO, one year's base salary (18 months in the case of any NEO who has completed at least 15 years of employment with the Company) paid in a lump sum, (4) if the termination occurs subsequent to a fiscal year end in which the NEO did not yet receive his earned bonus, then the NEO will be entitled to the bonus he would have been entitled to receive for such fiscal year under his applicable bonus plan if his employment had continued through the bonus payment date, (5) for the partial fiscal year in which the termination occurs, the NEO will be entitled to a pro-rated bonus (based on number of full or partial months the NEO worked in the partial fiscal year) to the extent he would have been entitled to receive the bonus for such fiscal year under his applicable bonus plan if his employment had continued through the next bonus payment date, (6) all unvested stock options and unvested stock held by the NEO will automatically fully vest, (7) 12 months (18 months in the case of the CEO, COO or any NEO who has completed at least 15 years of employment with the Company) of COBRA benefit premiums and (8) 12 months of outplacement services, up to $20,000.

        Subject to certain conditions (such as signing a release), under their severance agreements, if the employment of Messrs. Krakauer, Hansen, Clifford or Nodiff is terminated during a Change in Control Coverage Period (generally, the period commencing 6 months prior to a Change in Control and ending 2 years following a Change in Control), the NEO will be entitled to certain compensation if (A) the Company terminates the NEO's employment (other than a termination for Cause or death), or (B) the NEO voluntarily terminates his employment for Adequate Reason or Good Reason (as defined in the severance agreements to generally include certain reductions in the authority, duties or responsibilities, certain reductions in compensation, certain reductions in the authority, duties or responsibilities of a supervisor of the NEO, certain reductions in the budget overseen by the NEO and certain changes in location). Specifically, the NEO would be entitled to (1) two times the sum of (i) the NEO's base salary and (ii) the greater of (A) a percentage of the NEO's base salary (which may range from 55% to 100%) or (B) the average of the NEO's prior two years' bonuses, (2) for the partial fiscal year in which the termination occurs, the NEO will be entitled to a pro-rated bonus equal to the product of the (i) greater of (A) a percentage of the NEO's base salary (which may range from 55% to 100%) or (B) the average of the NEO's prior two years' bonuses, and (ii) a fraction, (x) the numerator of which is the number of full or partial months the NEO worked in the partial fiscal year, and (y) the denominator of which is 12; provided, however, that if the termination occurs subsequent to the end of the preceding fiscal year as to which the NEO did not yet receive the bonus he would have received if his employment had continued through the bonus payment date, the numerator will be the number of full or partial months the NEO worked since the beginning of the preceding fiscal year to the termination date, (3) 24 months of COBRA benefits, (4) term life insurance policy for 24 months, and (5) 12 months of outplacement services, up to $20,000.

        In the case of a termination of employment of Messrs. Krakauer, Hansen, Clifford or Nodiff due to Disability (at any time during the term of the severance agreement other than during a Change in Control Coverage Period) or death, the Company will continue to pay the NEO's base salary for a 3-month period. In addition, for the partial fiscal year in which the termination occurs, the NEO will be entitled to a pro-rated bonus (based on the number of full or partial months the NEO worked in the partial fiscal year) to the extent such bonus would have been earned under his applicable bonus plan if his employment had continued through the next bonus payment date.

        If Messrs. Krakauer, Hansen, Clifford or Nodiff intentionally and materially breaches any provision of the separate non-compete agreement he entered into in conjunction with the severance agreements, and fails to cure such breach (if curable) within 30 days, the severance agreements require such NEO to promptly repay to us any and all severance amounts previously paid to him under the severance agreement.

        Under the severance agreements, in the event (A) the Company terminates the employment of Messrs. Krakauer, Hansen, Clifford or Nodiff for any reason other than for Cause, Unacceptable Performance, Disability, or death, or (B) during a Change in Control Coverage Period, the Company terminates the NEO's employment for any reason other than for Cause or death, or (C) the NEO terminates his employment for Adequate Reason or Good Reason or (D) the NEO's employment terminates due to death, all unvested stock options and restricted stock awards then held by the NEO will automatically vest upon the termination of such NEO's employment. In the event of a termination of the NEO's Employment due to Retirement (as defined in the severance agreements), all unvested stock options then held by the NEO will automatically vest upon the termination of such NEO's employment. In the event of a termination of the NEO's Employment due to Disability, any stock option or restricted stock award that would have vested within the 12 month period following the termination date but for the NEO's termination of employment will automatically vest as of the termination date. In addition, the Company may, in its discretion, accelerate the vesting of any stock option or restricted stock award held by a NEO in the event the NEO's employment terminates for any reason.

Retirement Agreement—Craig A. Sheldon

        In April 2014, after announcing his intent to retire, Mr. Sheldon entered into a Letter Agreement with the Company under which Mr. Sheldon would be provided severance and other benefits upon his retirement in consideration for a customary release and waiver of claims from Mr. Sheldon. Upon his actual retirement in May 2015, Mr. Sheldon and the Company entered into a separation agreement as well as a consulting agreement described below.

        Mr. Sheldon continued to participate in the STIP for fiscal 2015 under which he was paid a bonus of $205,524 covering the portion of fiscal 2015 during which he was employed. In accordance with the terms of the separation agreement he received additional cash payments and benefits of $852,517. Mr. Sheldon ceased to participate in the LTIP following the announcement of his intended retirement so was ineligible to receive any shares of restricted stock or other equity award with respect to fiscal 2015. However, all unvested shares of restricted stock held by Mr. Sheldon on the last date of his employment accelerated and fully vested on the last day of his employment.

        Upon his retirement, Mr. Sheldon entered into a two-year consulting agreement that provides for an annual consulting fee of $175,000. During the two-year period following Mr. Sheldon's retirement, the Company will pay the "company portion" of the premium for COBRA medical and dental insurance or provide Mr. Sheldon with a comparable cash payment. The Amended and Restated Executive Severance Agreement between Mr. Sheldon and the Company dated as of October 31, 2012 has been terminated; however, if a "Change in Control" (as defined) occurs prior to or, under certain circumstances, within two years following Mr. Sheldon's retirement, the Company will pay Mr. Sheldon a lump sum of $220,000.

Post-termination benefits—Charles M. Diker

        Mr. Diker is not entitled to any post-termination benefits other than benefits applicable to all employees of the Company. Such benefits include the immediate vesting of stock options and SARs upon retirement if the employee or non-employee director has at least ten years of service with the Company and is at least 65 years of age (or at least 60 years of age with fifteen years of service).

Post-Termination Benefits and Change in Control Table

        The table below sets forth our reasonable estimate of the potential payments to each of our NEOs, in each case, assuming a termination date of July 31, 2015 if such NEO (1) was terminated due to Disability, (2) died, (3) Retired, (4) was terminated in connection with a change in control of the Company by us (other than for Cause or death) or by the NEO for Adequate Reason or Good Reason (Change in Control Termination), or (5) was terminated by us for any reason other than for Cause, Unacceptable Performance, Disability, or death or by the NEO for Adequate Reason (Non-Change in Control Termination).

	Disability(1)		Death		Retirement	Change in Control			Termination without Cause
Name	Salary ($)	Acceleration of Option / Stock Awards(2) ($)	Salary ($)	Acceleration of Option / Stock Awards(3) ($)	Acceleration of Option and other Compensation(4) $	Salary & Bonus ($)	Continued Healthcare Benefits and Other ($)	Acceleration of Option / Stock Awards(3) ($)	Salary & Bonus ($)	Continued Healthcare Benefits and Other ($)	Acceleration of Option / Stock Awards(3) ($)
Charles M. Diker	NA	1,578,100	NA	1,578,100	1,578,100	NA	NA	NA	NA	NA	NA
Andrew A. Krakauer	167,375	4,807,653	167,375	4,807,653	NA	3,021,850	57,707	4,807,653	2,008,500	45,909	4,807,653
Jorgen B. Hansen	114,669	1,629,223	114,669	1,629,223	NA	1,750,459	57,082	1,629,223	688,011	46,649	1,629,223
Eric W. Nodiff	92,500	1,810,766	92,500	1,810,766	NA	1,224,539	47,378	1,810,766	370,000	31,587	1,810,766
Peter G. Clifford	92,500	384,105	92,500	384,105	NA	1,147,000	52,499	384,105	370,000	35,499	384,105
Craig A. Sheldon	—	—	—	—	1,098,102	220,000	—	—	—	—	—

(1)
Potential payments if a NEO is terminated for Disability in connection with a change of control of the Company are set forth under the heading "Change in Control Termination."

(2)
Represents the intrinsic value of unvested stock options and restricted stock that would have vested within the 12 month period following the termination date that will automatically vest as of the termination date.

(3)
Represents the intrinsic value of unvested stock options and restricted stock as of July 31, 2015.

(4)
For Mr. Diker this amount represents the intrinsic value of unvested stock options. For Mr. Sheldon this amount represents his additional retirement cash payment of $712,351, his two-year consulting fees of $350,000, and $35,751 for the "company portion" of the premiums for COBRA medical and dental insurance. Amounts already received by Mr. Sheldon in connection with his retirement in fiscal 2015 are included in "Summary Compensation Table" above.

Director Compensation

        The table below summarizes the compensation paid by us to our directors for fiscal 2015, other than Messrs. Krakauer and Diker, whose compensation is included in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Alan R. Batkin(2)	65,000	50,039	—	115,039
Ann E. Berman(2)	68,500	50,039	—	118,539
Joseph M. Cohen(2)	44,000	50,039	—	94,039
Mark N. Diker(2)	40,000	50,039	—	90,039
Laura L. Forese(2)	21,000	123,449	—	144,449
George L. Fotiades(2)	149,000	151,882	—	300,882
Alan J. Hirschfield(3)	30,500	—	—	30,500
Peter J. Pronovost(3)	41,000	—	—	41,000
Bruce Slovin(2)	43,000	50,039	—	93,039

(1)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718. For a discussion of valuation assumptions, see Note 15 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended July 31, 2015.

(2)
The aggregate number of stock awards outstanding for each director at July 31, 2015 are as follows: Mr. Batkin—927 stock awards; Ms. Berman—927 stock awards; Mr. Cohen—927 stock awards; Mr. Mark Diker—927 stock awards; Dr. Forese—2,588 stock awards; Mr. Fotiades—7,818 stock awards and Mr. Slovin—927 stock awards.

(3)
Mr. Hirschfield ceased to be a director on January 15, 2015 and Dr. Pronovost ceased to be a director on June 18, 2015.

        The annual cash fee payable to our non-employee directors is $40,000 plus reimbursement for expenses. In addition, the Presiding Director is paid an annual fee of $7,500, and the Chair of each of the Audit Committee, the Compensation Committee, and the Nominating Committee are paid annual fees of $17,500, $15,000 and $5,000, respectively. Each member of the Audit Committee, Compensation Committee, and Nominating Committee was paid $1,000 for each committee meeting attended. In addition, Mr. Fotiades is paid an annual retainer of $100,000 to serve as Vice Chairman of the Board, in which role he serves as liaison between the Board and management. His services are provided solely as a member of the Board and for the benefit of the Board. In addition, in October 2015, Mr. Fotiades was granted 925 restricted shares in consideration of the significant services provided by him as Vice Chairman. Such number of shares was determined by dividing $50,000 by $54.23, the closing price of Cantel common stock on the NYSE on October 9, 2015, the first business day immediately preceding the grant date.

        Non-employee directors also receive under our 2006 Plan, and are expected to receive under the 2016 Plan, if approved by stockholders, an annual award of restricted shares of Common Stock on the last day of the fiscal year having a value on such grant date of $50,000, based on the closing price of our common stock on the NYSE on the first business day immediately preceding the grant date. Based on the closing price of our common stock on July 30, 2015, each non-employee director was granted 927 restricted shares on July 31, 2015. The shares are subject to forfeiture, vesting on the first anniversary of the grant date. Also, upon his or her joining the Board, each new non-employee member of the Board is granted a restricted stock award having a value of $100,000 based on the closing price of our common stock on the NYSE on the first business day immediately preceding the grant date which will vest ratably over three years commencing on the first anniversary of the grant date.

        Mr. Diker, as our employee, was paid an annual base salary at the rate of $360,500 (commencing February 1, 2015; $350,000 prior to such date) for his services as Chairman of the Board.

AUDIT COMMITTEE REPORT

        The Audit Committee is providing this report to enable stockholders to understand how it monitors and oversees our financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate.

        This report confirms that the Audit Committee has (1) reviewed and discussed the audited financial statements for the year ended July 31, 2015 as well as the unaudited financial statements included in Quarterly Reports on Form 10-Q for each of the first three quarters of the fiscal year, with management and Cantel's independent registered public accounting firm; (2) discussed with our independent registered public accounting firm the matters required to be reviewed pursuant to the Public Company Accounting Oversight Board Auditing Standard No. 16; (3) received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with the Audit Committee concerning independence; and (4) discussed with our independent registered public accounting firm their independence. The Audit Committee has considered the compatibility of the independent registered public accounting firm's provision of non-audit services with maintaining the firm's independence and found the provision of such services to be compatible with the firm's independence.

        Based upon the above review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the year ended July 31, 2015 be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee:
Ann E. Berman (Chair) Alan R. Batkin George L. Fotiades

PROPOSAL 2

APPROVAL OF THE CANTEL MEDICAL CORP.
2016 EQUITY INCENTIVE PLAN

        On September 11, 2015, the Compensation Committee of the Board of Directors (the Committee) adopted the Cantel Medical Corp. 2016 Equity Incentive Plan (the 2016 Plan), and unanimously recommends that the stockholders of the Company approve the 2016 Plan. Upon approval of the 2016 Plan by the stockholders at this meeting, no further options or awards will be granted under our 2006 Plan, our only plan under which employees or directors currently may receive restricted stock, option or other equity grants.

        The following sets forth certain information as of July 31, 2015 with respect to our equity compensation plans under which our securities may be issued:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in (a)) (c)
Equity compensation plans approved by security holders	107,500	$25.73	872,899	(1)
Equity compensation plans not approved by security holders	—	$—	—

Total	107,500	$25.73	872,899	(1)

(1)
Consists solely of 361,810 stock option and stock appreciation right awards and 511,089 restricted stock and performance awards available for grant under the 2006 Plan.

If the 2016 Plan is approved by our stockholders, no further options or awards will be granted under the 2006 Plan.

        As discussed further in "Compensation Discussion and Analysis" above, the Board believes that our ability to offer our key employees and non-employee directors long-term, equity-based compensation will help enable us to attract, motivate and retain experienced and highly qualified employees and directors who will contribute to our financial success. It is the judgment of the Board that approval of the 2016 Plan is in the best interests of the Company and its stockholders.

        The 2016 Plan provides for the granting of stock options, stock appreciation rights (SARs), restricted stock awards, restricted stock units (RSUs) and performance-based awards to our employees, independent contractors and consultants. It also will provide the flexibility to grant equity-based awards to our non-employee Directors. The 2016 Plan does not permit the granting of discounted options or discounted stock appreciation rights.

        Provisions have been included to meet the requirements for deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), with respect to options and other awards by qualifying payments under the 2016 Plan as performance-based compensation. In addition, provisions have been included to comply with the requirements of Section 409A of the Code to the extent applicable to options and other awards granted under the 2016 Plan.

        The following is a brief description of the 2016 Plan. The full text of the 2016 Plan is attached as Annex A to this Proxy Statement, and the following description is qualified in its entirety by reference to this Annex.

Administration and Duration

        The selection of participants in the 2016 Plan and the level of participation of each participant will be determined by the Committee (the Board will make these determinations as to non-employee directors). Each member of the Committee must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, an "outside director" within the meaning of Section 162(m) of the Code and "independent" under NYSE listing standards. Currently the Committee is comprised of three outside directors who are not employees of the Company and are independent under NYSE listing standards. The Committee will have the authority to interpret the 2016 Plan, to establish and revise rules and regulations relating to the 2016 Plan and to make any other determinations that it believes necessary or advisable for the administration of the 2016 Plan. Subject to the limitations set forth in the 2016 Plan, the Committee may delegate to our CEO or other executive officers such duties and powers as the Committee may deem advisable with respect to the designation of employees to be recipients of 2016 Plan awards and the nature and size of such awards, except that no delegation may be made in the case of awards to executive officers or directors or awards intended to be qualified under Section 162(m) of the Code.

        The 2016 Plan will terminate on the date of our annual meeting of stockholders following the close of our fiscal year ending in 2025, unless terminated earlier by the Board of Directors.

Limit On Awards Under the 2016 Plan

        The maximum number of shares as to which stock options and stock awards may be granted under the 2016 Plan is 1,200,000 shares. Subject to adjustment by the Committee, the maximum number of shares with respect to which a participant may be granted in options or SARs under the 2016 Plan in a calendar year is 150,000, the maximum number of shares with respect to which a participant may be granted awards intended to be "qualified performance-based compensation" under Section 162(m) of the Code is 150,000 and the maximum amount that may be paid a participant under awards intended to be "qualified performance-based compensation" under Section 162(m) of the Code and settled in cash or other property is $10,000,000. In multi-year performance periods, the number of shares of common stock granted or the amount of cash or other property deemed paid with respect to any one calendar year, is the total amount of the award, divided by the number of calendar years in the performance period, which may be multiplied up to two times with respect to awards granted to a participant in the year his or her service commences with the Company. Subject to certain exceptions described in the 2016 Plan, the maximum number of shares subject to awards to any non-employee director during any calendar year, together with any cash fees paid to such non-employee director, may not exceed $275,000.

        We believe that equity-based long-term incentives are a necessary component of our compensation program and we have designed the plan to allow for significant flexibility. The shares to be delivered under the 2016 Plan will be made available from authorized but unissued shares of the Company's common stock, from treasury shares, or from shares purchased in the open market or otherwise. Shares initially issued under the 2016 Plan or any predecessor plan that become subject to lapsed or cancelled awards or options, as well as shares under the 2016 Plan or a predecessor plan that are settled in cash or property other than shares and shares tendered or withheld to satisfy tax withholding obligations, will be available for further awards and options.

Eligibility

        The persons eligible to receive awards are the Company's and its subsidiaries' employees, officers and non-employee independent contractors, consultants and directors. The recipient of an award under the 2016 Plan is referred to below as a Participant. At this time, the Company has approximately 1,900 persons eligible to receive awards pursuant to the 2016 Plan.

Stock Options and Stock Appreciation Rights

        The 2016 Plan permits the grant of non-qualified stock options, incentive stock options qualifying under Section 422 of the Code (ISOs) and SARs. SARs permit the recipient to receive a payment measured by the increase in the fair market value of a specified number of the Company's shares from the date of grant to the date of exercise. Distributions to the recipient of a SAR may be made in common stock, in cash or in a combination of both as determined by the Committee.

        The Committee determines the terms of each stock option and SAR at the time of the grant. The exercise price of a stock option may not be less than the fair market value of the stock on the date the option is granted and the aggregate fair market value (determined as of the date the option is granted) of shares underlying ISOs that are exercisable for the first time in any calendar year may not exceed $100,000. Likewise, no SAR may be granted at less than the fair market value of the stock on the date the SAR is granted. If ISOs are granted to an individual who owns more than 10% of the outstanding voting stock of the Company, the exercise of each ISO granted may not be less than 110% of the fair market value of the stock on the date the ISO is granted.

        The Committee determines the exercise period of each stock option and SAR; however, the terms of options and SARs granted under the 2016 Plan may not exceed ten years, subject to certain exceptions set forth in the 2016 Plan. Generally, no stock option or SAR may be exercised during the first year of its term or such longer period as may be specified in the option grant. However, the 2016 Plan allows the Committee to make unvested options and SARs immediately exercisable upon a change of control or in its discretion.

        The exercise price of a stock option or SAR may be paid in cash, delivery of previously-acquired shares of the Company's common stock, withholding of shares from the stock option based on the fair market value of the shares on the date of exercise, broker-assisted or bank-assisted market sales or any other "cashless exercise" arrangement satisfactory to the Committee. Any SAR exercised after or in connection with the termination or cessation of service as a non-employee director is payable in cash only.

Stock Awards

        Under the 2016 Plan, the Committee may also grant stock awards in the form of one or more of the following forms of stock grant.

        Restricted Stock and Restricted Stock Units.    The Committee may issue shares of common stock to a participant with restrictions determined by the Committee in its discretion. Restrictions could include conditions that require the participant to forfeit the shares in the event that the participant ceases to provide services to the Company or any of its subsidiaries thereof before a stated time.

        RSUs are similar to restricted stock except that no shares are actually issued to the participant on the RSU grant date. Rather, and provided all applicable restrictions are satisfied, shares are generally delivered at settlement of the award. The period of restriction, the number of shares of restricted stock or the number of RSUs granted, the purchase price, if any, and such other conditions and/or restrictions as the Committee may establish will be set forth in an award agreement.

        Participants holding RSUs will not have voting rights or other rights as a stockholder until any shares related to the RSUs that are issued. After all conditions and restrictions applicable to restricted shares and/or RSUs have been satisfied or have lapsed, shares of restricted stock will become freely transferable and RSUs may be settled in cash, in shares, other property or in some combination thereof, as determined by the Committee and stated in the award agreement.

        Performance Awards.    With respect to an award of performance shares or cash (Performance Awards), the Committee will establish performance goals, including but not limited to the achievement of one or more specific goals related to the performance of the Company, a business unit or the recipient over a specified period of time. Performance Awards could have one or more of the following performance measures: revenues, cost reductions, operating income, income before taxes, EBITDA, net income, adjusted net income, earnings per share, adjusted earnings per share, operating margins, working capital, return on assets, return on equity, return on invested capital, cash flow, market share, stockholder return and/or economic value added, of the Company or one of its business units within which the recipient is primarily employed. Performance measures could also include individual-level and strategic goals (including by reference to any of the foregoing performance metrics), the implementation of policies and plans, the negotiation of transactions, formation of joint ventures, research or development collaborations and the completion of corporate transactions. Performance goals with respect to the foregoing measures may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate, and may be calculated for a single year or calculated on a compound basis over multiple years. Further, any performance goals that are financial metrics may be determined in accordance with GAAP or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under International Accounting Standards Board principles. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles.

        The Committee may also provide that any evaluation of performance will exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) acquisitions, divestitures, asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary, unusual or infrequently occurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (f) foreign exchange gains or losses; (g) change in the Company's fiscal year; and (h) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management.

        The performance goals will be set by the Committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code. Any performance goals imposed on Performance Awards granted to executive officers will be described in the Compensation Committee Report. The extent to which a participant achieves his or her performance goals during the applicable performance period will determine the value and/or the number of Performance Awards earned by such participant. Payment of Performance Awards will be made in cash, shares, other property or some combination thereof, as determined by the Committee and stated in the award agreement.

        Dividends.    Participants holding restricted stock and Performance Awards may, in the Committee's discretion, be entitled to receive cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends on shares with respect to all or a portion of the shares subject to such award. RSUs are not entitled to receive dividends or dividend equivalents unless the award is solely time-vested and the award agreement specifically provides for such dividends or dividend equivalents.

Termination of Service

        Unless otherwise provided by the Committee, in the event of termination of a participant's service as an employee, independent contractor, consultant, non-employee director or other non-employee relationship for any reason other than the participant's death or disability, stock options and SARs (to the extent exercisable) will remain exercisable for a period of three months from such date or until the expiration of the stated term of such options or SARs, whichever period is shorter (except that in the case of termination of employment for cause, such options and SARs will immediately expire). Unless otherwise provided by the Committee, upon a participant's death, options and SARs granted to such participant will remain exercisable (to the extent exercisable) for a period of one year from such date or until the expiration of the stated term of such options or SARs, whichever period is shorter. In addition, when a participant who has served the Company for at least ten years and is at least 65 years of age or who has served the Company for at least 15 years and is at least 60 years of age terminates his or her service with the Company, all options and SARs granted under the 2016 Plan that are held by such participant will, upon such termination, become immediately exercisable in full and remain exercisable through the original term of the award, and the restrictions on all restricted stock awards will immediately lapse such that the underlying shares will become fully vested.

Transferability

        Unless otherwise determined by the Committee, awards granted under the 2016 Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options or other awards may be exercised only by the recipient (or his or her legal representative).

Effect of Certain Corporate Transactions

        In the event of a stock dividend, stock split, spin-off, rights offering, large nonrecurring cash dividend, merger, reorganization, recapitalization or other similar change in capitalization or event, or any dividend or distribution on the Company's shares other than an ordinary cash dividend, the Committee shall make equitable adjustments consistent with applicable provisions of the Code and applicable Treasury Department rulings and regulations: (1) in the maximum aggregate number and kind of shares available for the grant of awards under the 2016 Plan; (2) in the number and kind of shares or the amount of cash that may be issued and delivered to participants upon the exercise of any award or in payment with respect to any award, that is outstanding at the time of such change; and (3) in the exercise or grant price per share of stock options or SARs subject to outstanding awards granted under the 2016 Plan.

        In the case of a "Change in Control," all awards under the 2016 Plan will terminate and be payable in cash within 30 days of such Change of Control, unless provision is made in connection with such transaction for the continuance of the 2016 Plan and the assumption of the awards previously granted, or the Committee notifies participants that the 2016 Plan will continue in effect.

        The Committee may take any of a number of actions including providing for the assumption of awards, awards to become exercisable at or prior to the event, the liquidation of awards or any combination of the foregoing. Any unvested stock options and SARs will generally vest immediately and time-based restrictions on outstanding awards will lapse should a participant be terminated by the Company or its successor (other than for cause) within 12 months after the vesting change in control. Further, the 2016 Plan also provides that upon the effective date of such Change of Control, outstanding Performance Awards will be converted into time-based awards.

Amendment and Revocation

        The Board or the Committee may amend, modify or terminate the 2016 Plan, but may not, without prior approval of our stockholders:

  •
  materially increase the maximum number of shares of common stock available under the 2016 Plan;

  •
  expand the types of awards under the 2016 Plan;

  •
  materially expand the class of persons eligible to participate in the 2016 Plan;

  •
  materially extend the term of the 2016 Plan;

  •
  make certain repricings or replacements of outstanding options or SARs;

  •
  extend the original term of an option or SAR; or

  •
  make a material change requiring stockholder approval under applicable laws, policies or regulations or NYSE requirements.

        In addition, the Board or the Committee may condition any other amendment or modification on the approval of stockholders of the Company, including if necessary to comply with the listing requirements of the NYSE or to satisfy any other tax, securities or other applicable law. No amendment to an award may reduce or diminish the value of such award without the consent of the grantee.

Plan Benefits

        Because benefits under the 2016 Plan will be determined by the Committee, in its sole discretion, it is not possible to determine the benefits that will be received by participants if the 2016 Plan is approved by stockholders. However, current benefits granted to participants would not have been increased if they had been made under the proposed 2016 Plan.

U.S. Tax Treatment of Options and Awards

        The following description of the U.S. federal income tax consequences of awards under the 2016 Plan is general and does not purport to be complete. It also does not describe state, local or foreign tax consequences.

Incentive Stock Options

        Generally, an optionee incurs no federal income tax liability on either the grant or the exercise of an ISO, although an optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the shares subject to the option over the exercise price. Provided that the shares are held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent sale of the shares will be taxed as long-term capital gain. If the shares are disposed of within a shorter period of time, the optionee will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. The Company receives no tax deduction on the grant or exercise of an ISO, but the Company is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the optionee recognizes income.

Non-Qualified Stock Options

        An optionee realizes no taxable income when a non-qualified stock option is granted. Instead, the difference between the fair market value of the shares acquired pursuant to the exercise of the option and the exercise price paid is taxed as ordinary compensation income when the option is exercised. The difference is measured and taxed as of the date of exercise, if the shares are not subject to a "substantial risk of forfeiture," or as of the date or dates on which the risk terminates in other cases. An optionee may elect to be taxed on the difference between the exercise price and the fair market value of the shares on the date of exercise, even though some or all of the shares acquired are subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the shares is taxed as short-term or long-term capital gain, depending on the holding period after exercise. The Company receives no tax deduction on the grant of a nonqualified stock option, but it is entitled to a tax deduction when an optionee recognizes ordinary compensation income on or after exercise of the option, in the same amount as the income recognized by the optionee.

Stock Appreciation Rights

        A person realizes no income upon the grant of an SAR, but upon its exercise recognizes ordinary compensation income in an amount equal to the cash or cash equivalent received at that time. If the person receives shares upon exercise of an SAR, he or she recognizes ordinary compensation income equal to the fair market value of the shares received (reduced, if applicable, by the base amount set forth in the related agreement), assuming the shares are not subject to a substantial risk of forfeiture at exercise. The Company is entitled to a tax deduction in the amount of ordinary compensation income recognized.

Stock Awards

        A person who receives an award of shares without any restrictions will recognize ordinary compensation income equal to the fair market value of the shares over the amount (if any) paid. If the shares are subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the award is received but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse, including satisfying any accelerated vesting conditions as a result of "retirement." The amount of that income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid for the shares. Alternatively, a person may elect to be taxed, pursuant to Section 83(b) of the Code, on the excess of the fair market value of the shares at the time of grant over the amount (if any) paid for the shares, notwithstanding any restrictions. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the recipient.

Performance Awards

        A person who receives RSUs or Performance Awards generally will not recognize ordinary compensation income at the time of grant. Rather, the recipient will generally recognize ordinary compensation income equal to the fair market value of the shares or cash received less the price paid, if any, at the time the RSU or Performance Award settles generally shortly after vesting, although further deferral may be permitted. When any shares received are subsequently sold, the recipient generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired plus any amount paid). The capital gain or loss will be long-term if the shares were held for more than one year or short-term if held for a shorter period. The Company will be entitled to a tax deduction when the recipient recognizes ordinary compensation income.

Dividends

        The full amount of dividends or other distributions of property made with respect to awards before the lapse of any applicable restrictions will constitute ordinary compensation income, and the Company is entitled to a deduction at the same time and in the same amount as the income is realized by the recipient (unless an election under Section 83(b) of the Code has been made). Dividend equivalents on RSUs and Performance Awards will be taxed as additional ordinary compensation income, and we will be entitled to a deduction at the same time and in the same amount.

Section 162(m) of the Code

        Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the principal executive officer and the three other most highly compensated executive officers, but not including the principal financial officer, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m) of the Code. Compensation in excess of the $1,000,000 limit may be deducted if, among other matters, amounts are paid pursuant to pre-established, objective performance goals determined by a committee consisting solely of two or more "outside directors" (within the meaning of Section 162(m) of the Code), the material terms of those goals are disclosed to and approved by stockholders and any payment is made only after a committee of outside directors certifies that the pre-established performance goals have been satisfied.

        Stock options and SARs issued under the 2016 Plan generally satisfy the performance-based compensation exception under regulations issued pursuant to Section 162(m) of the Code if, in addition to other requirements, the 2016 Plan is approved by our stockholders, the grants are made by the Committee (a committee presently consisting of "outside directors") and the amount of compensation a person can receive under the stock option or SAR is based solely on an increase in the value of the stock after grant.

        Other forms of equity and cash awards under the 2016 Plan, including in particular performance shares and certain cash-based awards, will be eligible for the performance-based exception, to the extent the stockholders approve the 2016 Plan and the Committee satisfies the applicable requirements such as using performance goals included in 2016 Plan and taking certain actions on a timely basis. Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and the Committee and the Board of Directors reserves the right to pay nondeductible compensation when appropriate.

        The Board recommends that stockholders vote "FOR" the 2016 Plan.

 PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(SAY-ON-PAY VOTE)

        As required by Section 14A of the Exchange Act, we are providing our stockholders with a vote on a non-binding, advisory basis on the compensation of our Named Executive Officers, as such compensation is disclosed under Item 402 under the SEC's Regulation S-K in the Compensation Discussion and Analysis section of this Proxy Statement, the accompanying tabular disclosure regarding such compensation and the related narrative disclosure. We urge our stockholders to review the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables and narratives for more information about our NEOs' compensation.

        Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, who are critical to our success. Consistent with our performance-based compensation philosophy, we reserve the largest portion of potential compensation for performance- and equity-based programs. Our performance-based bonus program rewards the Company's executive officers for achievement of key operational goals that we believe will provide the foundation for creating long-term stockholder value, while our equity awards, mainly in the form of restricted stock, reward long-term performance and align the interests of management with those of our stockholders.

        Among the various forms of performance-based compensation, we believe that equity awards, in particular, serve to align the interests of our executives with those of our long-term stockholders by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program. Equity awards closely align the long-term interests of our executives with those of our stockholders because the value of such awards is dependent upon the Company's stock price. In addition, equity awards align with our growth strategy and provide significant financial upside if our growth objectives are achieved, while placing a significant portion of our executives' compensation at-risk if our objectives are not achieved.

        The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with our stockholders' interests and support long-term value creation. Accordingly, the following resolution is to be submitted for a stockholder vote at the meeting:

    "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures in this Proxy Statement."

        Because the vote is advisory, it will not be binding on the Board. The vote on this proposal is not intended to address any specific element of compensation. However, the Board and the Compensation Committee will review the voting results and take into account the outcome when considering future executive compensation arrangements. The Board and management are committed to our stockholders and understand that it is useful and appropriate to obtain the views of our stockholders when considering the design and initiation of executive compensation programs.

        The Board recommends that stockholders vote "FOR" Proposal 3 to approve the compensation of the Company's Named Executive Officers, as described in the Compensation Discussion and Analysis, the compensation tables and narrative disclosures in this Proxy Statement.

 PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The firm of Ernst & Young LLP has audited our financial statements for over twenty-four years. In addition to retaining Ernst & Young LLP to audit our consolidated financial statements for fiscal 2015, we retained Ernst & Young LLP to provide audit related services in the fiscal 2015, and expect to continue to do so in the future. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the stockholders.

Auditor Fees

        The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q (Audit Fees) for fiscals 2015 and 2014, and fees billed for audit related services rendered by Ernst & Young LLP.

	2015	2014
Audit Fees(1)	$1,697,882	$1,364,634
Audit Related Fees(2)(3)	62,137	246,627
Tax Fees(3)(4)	0	2,500
Other(3)(5)	1,995	1,995

Total	$1,762,014	$1,615,756

(1)
Audit fees for fiscals 2015 and 2014 related to (i) the audits of the annual consolidated financial statements, (ii) reviews of the quarterly financial statements, and (iii) the audits of the effectiveness of our internal control over financial reporting.

(2)
Audit related fees for fiscals 2015 and 2014 consisted of fees to assist us in acquisition related due diligence as well as the audit of a 401(k) savings and retirement plan.

(3)
The Audit Committee has determined that the provision of all non-audit services performed for us by Ernst & Young LLP is compatible with maintaining that firm's independence.

(4)
Tax fees for fiscal 2014 related to tax advisory services.

(5)
Other fees for fiscals 2015 and 2014 were for access to Ernst & Young LLP's accounting research database.

        The Audit Committee has a written preapproval policy with respect to certain services to be provided by our independent registered public accounting firm. However, as a matter of practice, prior to engaging Ernst & Young LLP for any services, we obtain the prior approval of the Audit Committee even if not technically required under the terms of the policy. In fiscals 2015 and 2014, all of the audit fees, audit-related fees, tax fees and other fees were approved in accordance with the preapproval policy.

        The Board recommends that stockholders vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

 MISCELLANEOUS

Annual Report to Stockholders

        Cantel's 2015 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Form 10-K

        UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, WE WILL PROVIDE WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC FOR THE FISCAL YEAR ENDED JULY 31, 2015, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE. REQUESTS SHOULD BE MAILED TO MS. WENDY HAGEN, CANTEL MEDICAL CORP., 150 CLOVE ROAD, LITTLE FALLS, NJ 07424. OUR ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE THROUGH OUR WEBSITE AT WWW.CANTELMEDICAL.COM.

Proposals of Stockholders; Stockholder Business

        The deadline for submitting a stockholder proposal for inclusion in the proxy materials for our 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act is August 2, 2016. Under our By-laws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders without inclusion in our proxy materials. These procedures provide that stockholders wishing to submit proposals or director nominations at the 2016 Annual Meeting of Stockholders that are not to be included in such proxy materials must do so by not later than the close of business on the 60th day and not earlier than the close of business on the 90th day prior to the first anniversary of this meeting (no earlier than October 10, 2016 and no later than November 8, 2016, as currently scheduled); provided, however, that in the event that the date of the 2016 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to the such annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made by us. Stockholders wishing to submit any such proposal are also advised to review Rule 14a-8 under the Exchange Act and our By-laws.

        Your vote is important. We urge you to vote by mail, by telephone, or on the Internet without delay.

Eric W. Nodiff Corporate Secretary

Dated: November 30, 2015

 Annex A

CANTEL MEDICAL CORP.
2016 EQUITY INCENTIVE PLAN

        1.    Purpose.    The purpose of the Cantel Medical Corp. 2016 Equity Incentive Plan (the "Plan") is to attract and retain Employees and Directors of the Company and its Subsidiaries, and to provide such persons incentives and rewards for performance, by making available to them stock options and other equity-based awards. It is believed that these increased incentives and rewards will stimulate the efforts of Employees and Non-employee Directors towards the continued success of the Company and its Subsidiaries.

        2.    Definitions.    As used in the Plan, the following terms have the meanings set forth below:

          "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Restricted Stock Unit or any other right, interest or option relating to Shares granted pursuant to the Plan.

          "Award Agreement" means any written agreement, contract, other instrument or document evidencing any Award under the Plan granted by the Committee.

          "Benefit Plan" means any employment agreement, severance agreement or similar agreement between the Participant and the Company (or a Subsidiary) or any long term incentive plan or similar plan of the Company which covers the Participant, in each case which includes provisions relating to an Award granted hereunder.

          "Board" means the Board of Directors of the Company.

          "Cause" means, unless otherwise provided in a particular Award Agreement, "Cause" as defined in any employment or severance agreement the Participant may have with the Company or a Subsidiary or, if no such agreement exists,: (1) indictment, confession or conviction (including on a nolo contendere plea) involving the commission by the Participant of a felony, or indictment or conviction (including on a nolo contendere plea) of any crime or offense that, in the sole discretion of the Company, has brought or has the potential to bring disrepute to the Company or any Subsidiary or damage to the reputation of the Company or any Subsidiary; (2) indictment, confession or conviction (including on a nolo contendere plea) involving, or becoming the subject of proceedings that provide a reasonable basis for the Company to believe that the person has engaged in, any act involving fraud, dishonesty or moral turpitude; (3) material violation of the Company's or any Subsidiary's written policies; (4) serious neglect or misconduct in the performance of the Participant's duties for the Company or any Subsidiary or willful or repeated failure or refusal to perform such duties; or (5) any act of fraud, dishonesty, embezzlement, misappropriation or conversion of assets of the Company or any Subsidiary. In each case, "Cause" will be as determined by the Company in its sole discretion, which determination will be final, binding and conclusive for purposes of the Plan.

          "Change in Control" means the occurrence of any of the following events: (1) at any time after the Effective Date at least a majority of the Board ceases to consist of "Continuing Directors" (meaning directors of the Company who either were directors on the Effective Date or who subsequently became directors and whose election, or nomination for election by the Company's stockholders, was approved by a majority of the then Continuing Directors; provided, however, that no director will be considered a Continuing Director if such director initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as determined for purposes of Section 13(d)(3) of the Exchange Act) other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Proxy Contest); (2) any "person" or "group" (as determined for purposes of

  Section 13(d)(3) of the Exchange Act), except any majority-owned Subsidiary or any employee benefit plan of the Company or any trust thereunder, has first acquired "beneficial ownership" (as determined for purposes of Securities and Exchange Commission Regulation 13d-3) of Shares having 30% or more of the voting power of all outstanding Shares; (3) consummation of a merger or consolidation occurs to which the Company is a party, in which outstanding Shares are converted into shares of another company (other than a conversion into shares of voting common stock of the successor corporation or a holding company thereof representing at least 50% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation) or other securities (of either the Company or another company) or cash or other property; (4) consummation of the sale or transfer within a 12-month period of all, or substantially all, and not less than 40% (in gross fair market value) of the Company's assets, other than the sale or transfer to a related person as described in Regulation §1.409A-3(i)(5)(vii)(B); or (5) the stockholders of the Company approve a plan of complete liquidation of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. Reference to a specific provision of the Code includes such provision, any valid Regulation promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

          "Committee" means the Compensation Committee of the Board or (except for purposes of Section 12 and Awards as to which such Section is applicable) such other person(s) or committee to whom it has delegated any authority, as may be appropriate. An individual may serve on the Compensation Committee only if the individual: (1) is a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act; (2) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Code; and (3) is "independent" under applicable listing standards of any Exchange on which Shares may from time to time be listed.

          "Company" means Cantel Medical Corp., a Delaware corporation.

          "Covered Employee" means a "covered employee" within the meaning of Section 162(m)(3) of the Code.

          "Disability" means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          "Director" means a member of the Board.

          "Effective Date" means January 9, 2016, the date this Plan is effective.

          "Employee" means any employee of the Company or a Subsidiary. For any and all purposes under this Plan, the term "Employee" does not include a person treated as an independent contractor, leased employee, consultant or a person otherwise designated by the Committee, the Company or a Subsidiary at the time of such person's engagement as not eligible to participate in or receive benefits under the Plan, or not on the payroll of the Company or a Subsidiary at the time such determination is made, even if he or she is subsequently determined to be a common law employee or otherwise an employee of the Company or a Subsidiary by any governmental or judicial authority. Therefore, notwithstanding anything else herein to the contrary, any individual not treated as an employee on the payroll and personnel records of the Company or a Subsidiary at the time the determination is made will in no event be retroactively eligible for participation in the Plan during the period covered by such initial determination.

          "Exchange" means the New York Stock Exchange, or if Shares are no longer listed on the New York Stock Exchange, any national securities exchange on which Shares may from time to time be listed.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to a specific provision of the Exchange Act will include such provision, any valid Regulation promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

          "Fair Market Value" means, with respect to Shares, as of any date, the closing sales price for Shares as reported on the New York Stock Exchange Consolidated Tape for that date or, if no closing price is reported for that date, the closing sales price on the next preceding date for which such prices were reported, unless otherwise determined by the Committee. If the closing sales price for Shares is not being currently reported on the New York Stock Exchange Consolidated Tape, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Section 409A.

          "Incentive Stock Option" means an Option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code.

          "Non-employee Director" means a Director who is not an employee of the Company or a Subsidiary.

          "Option" means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee determines in the relevant Award.

          "Participant" means an Employee, an independent contractor or a consultant who is selected by the Committee from time to time in its sole discretion to receive an Award under the Plan or a Non-employee Director who receives an Award under the Plan.

          "Performance Award" means any Award of Performance Shares or cash granted pursuant to Section 9.

          "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

          "Performance Share" means any grant pursuant to Section 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee determines including, without limitation, cash, Shares, other property, or any combination thereof, upon achievement during the Performance Period of such performance goals, and also such additional service, as the Committee establishes at the time of such grant or thereafter.

          "Person" means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization or government (or political subdivision thereof).

          "Regulation" or "Rule" means any regulation, ruling or other interpretation, validly promulgated by the U.S. Department of Treasury or other federal agency, as the case may be, and in effect at the time in question. Reference to a Regulation or Rule or section thereof includes that Regulation, Rule or section and any comparable Regulation, Rule or section that amends, supplements or supersedes that Regulation, Rule or section.

          "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share and the right to receive any dividends or dividend equivalents), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          "Restricted Stock Award" means an award of Restricted Stock under Section 8.

          "Restricted Stock Unit" means the right granted to a Participant under Section 8 to receive Shares (or the equivalent value in cash or otherwise pursuant to Section 8(d)) in the future, which right is subject to certain restrictions and to risk of forfeiture.

          "Retirement" means, unless otherwise defined in an Award Agreement, an Employee's termination of service or a Non-employee Director's cessation of service as a Director, in both cases other than as a result of death, Disability or removal for Cause, on or after: (A) the individual's 65th birthday if the individual has completed at least ten (10) years of employment with the Company or its Subsidiaries or service as a Director, or (B) the individual's 60th birthday if the individual has completed at least 15 years of employment with the Company or its Subsidiaries or service as a Director.

          "Section 409A" means Section 409A of the Code.

          "Shares" means shares of common stock of the Company.

          "Stock Appreciation Right" means any right granted to a Participant pursuant to Section 7 to receive, upon exercise by the Participant, on a per-Share basis the excess of (1) the Fair Market Value of one Share on the date of exercise over (2) the grant price of the right on the date of grant. Any payment by the Company in respect of such right may be made in cash, Shares, other property or any combination thereof as the Committee, in its sole discretion, determines.

          "Subsidiary" means a corporation, company or other entity in which the Company beneficially owns, directly or indirectly, at least fifty percent (50%) of the total combined voting stock or voting power, including any entity that becomes a Subsidiary after the adoption of this Plan, provided that for purposes of issuing Incentive Stock Options to Employees of a Subsidiary, such entity will not be considered a Subsidiary unless it is a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

          "Substitute Awards" means Awards granted or Shares issued by the Company under Section 4(g) in assumption of, or in substitution or exchange for, awards previously granted, by a company acquired by the Company or with which the Company combines.

          "Termination of service" (and variations thereof) mean: (1) a termination or reduction of the Participant's employment or service with the Company or a Subsidiary so as to constitute a "separation from service" as such term is defined under Section 409A; or (2) the Participant's employer or service recipient has ceased to be the Company or a Subsidiary, even if the Participant continues to be employed by or provide services to such entity, unless the Participant is immediately thereafter employed by or providing service to the Company or another Subsidiary. The use of the term "termination of service" (and variations thereof) in the Plan or in an Award Agreement in connection with a person serving as an independent contractor, a consultant or a person serving as a board member of the Company or a Subsidiary who is not otherwise employed by the Company or any of its Subsidiaries does not imply that such person is or was an Employee.

        3.    Administration.

          (a)   The Plan is administered by the Committee.    The Committee has full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (1) select the Employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (2) determine the type or types of Award to be granted to each Participant hereunder; (3) determine the number of

  Shares to be covered by or relating to each Award granted hereunder; (4) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (5) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, or canceled; (6) determine whether, to what extent, and under what circumstances receipt of cash, Shares and other property payable with respect to an Award made under the Plan is to be deferred either automatically or at the election of the Participant; (7) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (8) establish such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan; (9) administer Awards to Non-employee Directors as provided in Section 5(c); and (10) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. The decisions of the Committee are final, conclusive and binding with respect to the interpretation and administration of the Plan and any grant made under it. The Committee will make, in its sole discretion, all determinations arising in the administration, construction or interpretation of the Plan and Awards under the Plan, including the right to construe disputed or doubtful Plan or Award terms and provisions, and any such determination is conclusive and binding on all persons. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

          (b)   Except as provided in Section 12, the Committee is authorized to make equitable adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual, infrequent or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it deems desirable to carry it into effect. If the Company assumes outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it deems appropriate.

          (c)   The Committee has the right, from time to time, to delegate to the Chief Executive Officer or one or more other officers of the Company such duties or powers as the Committee may deem advisable with respect to the designation of employees to be recipients of Awards and the nature and size of any such Awards, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee determines; provided, however, that: (1) in no event will any such delegation of authority be permitted with respect to Awards to any Director or to any person subject to Rule 16b-3 under the Exchange Act or to an Award to which the Committee provides that Section 12 is applicable; and (2) the resolution providing for such authorization sets forth the extent and limitations of such authority including, without limitation, the maximum size of Awards and number of Awards that can be approved by the delegate(s) in any fiscal quarter. The Committee also may delegate to any appropriate officer or employee of the Company responsibility for performing certain ministerial and administrative functions under the Plan. If the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee will be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder will have the same force and effect as if such action was undertaken directly by the Committee and will be deemed for all purposes of the Plan to have been taken by the Committee.

          (d)   Notwithstanding any other provision of the Plan to the contrary, Awards made to Non-employee Directors hereunder: (1) will be subject to the applicable Award limits set forth in

  Section 5(c), and (2) the Committee and the Board may not make discretionary Awards under the Plan to Non-employee Directors except as provided in Section 5(c).

          (e)   The terms and conditions of all Awards granted pursuant to the Plan, including the date of grant, must be approved in writing by the Board, Committee or Chief Executive Officer (or other permitted delegate), as the case may be, but in all cases consistent with the terms of the Plan. The date of grant for an Award will be on or after, but never earlier than, the date of such written approval. In no event may the date of grant for an Award be changed after such approval. The applicable Award Agreement governing an Award will specify the treatment of such Award upon the termination of service of the Participant, and also will contain a provision that all the applicable terms and conditions of the Plan are incorporated by reference therein.

        4.    Shares Subject to the Plan; Effect on Predecessor Plans.

          (a)   As of the Effective Date, no further awards will be made under the Cantel Medical Corp. 2006 Equity Incentive Plan or a predecessor thereto. Subject to adjustment as provided in Section 4(h), a total of one million two hundred thousand (1,200,000) Shares are authorized for issuance pursuant to Awards granted under the Plan.

          (b)   Subject to adjustment as provided in Section 4(h), with respect to any calendar year: (1) the maximum number of Shares with respect to which a Participant may be granted Options or Stock Appreciation Rights under the Plan is 150,000; (2) the maximum number of Shares with respect to which a Participant may be granted Awards (other than Options and Stock Appreciation Rights) intended to be "qualified performance-based compensation" under Section 162(m) of the Code is 150,000, and (3) the maximum amount that may be paid to any Participant under Awards intended to be "qualified performance-based compensation" under Section 162(m) of the Code and settled in cash or other property is $10,000,000. For purposes of applying these limits in case of multi-year Performance Periods, the number of Shares granted or the amount of cash or other property deemed paid with respect to any one (1) calendar year is the total number of Shares granted or the total amount payable for the Performance Period, divided by the number of calendar years in the Performance Period. The limits described above may be multiplied up to two (2) times with respect to Awards granted to a Participant in the year his service with the Company or a Subsidiary commences.

          (c)   Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise. No fractional Share of stock may be issued under any Award to make any payment and, if any fractional Shares would otherwise be issuable, the Award will be adjusted upward (or cash paid) to avoid the issuance of any fractional Share; provided, however, that if such upward adjustment or cash payment would result in a violation of Sections 162(m) or 409A of the Code, other applicable law or any provision of the Plan, the adjustment will be downward without any compensation to the Participant.

          (d)   The following Shares also may be used for the issuance of Awards under the Plan: (1) Shares which have been forfeited under a Restricted Stock Award or a Performance Award and (2) Shares which are allocable to the unexercised portion of an Option or Stock Appreciation Right which has expired or been terminated; in both cases, whether such grant was issued under the Plan or as of the Effective Date outstanding under the Cantel Medical Corp. 2006 Equity Incentive Plan or a predecessor thereto. Shares tendered or withheld to satisfy tax withholding requirements or the exercise price of an Award under this Plan (or an award as of the Effective Date outstanding under the Cantel Medical Corp. 2006 Equity Incentive Plan or a predecessor thereto) will be added back to the Plan share reserve and available for issuance pursuant to Awards granted under the Plan.

          (e)   To the extent that all or a portion of an Award under this Plan, or an award as of the Effective Date outstanding under the Cantel Medical Corp. 2006 Equity Incentive Plan (or a predecessor thereto), is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based vesting requirements or to achieve performance goals, any unissued or forfeited Shares subject to the Award or award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards made under the Plan. Also, Shares subject to Awards under this Plan, or awards as of the Effective Date outstanding under the Cantel Medical Corp. 2006 Equity Incentive Plan (or a predecessor thereto), that are settled in cash or property other than Shares will be added back to the Plan's Share reserve and will be available for issuance under the Plan.

          (f)    Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to awards made to individuals who were not employees of the Company or its Subsidiaries immediately before such transaction and will not count against the maximum share limitations specified in Sections 4(a) and 4(b). Similarly, Substitute Awards made pursuant to Section 4(g) will not count against Shares otherwise available for issuance under the Plan under Section 4(a).

          (g)   The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the Substitute Awards be made on such terms and conditions as the Committee considers appropriate in the circumstances including, but not limited to, compliance with Sections 424(a), 424(h)(3) and 409A of the Code and Regulations §§1.424-1 and 1.409A-1(b)(5)(v)(D).

          (h)   Upon the occurrence or in anticipation of any event that causes the per-Share value to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, large nonrecurring cash dividend, merger, reorganization, recapitalization, combination or exchange of shares), the Committee will make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such event. Action by the Committee may include: (1) adjustment of the number and kind of Shares that may be delivered under the Plan; (2) adjustment of the number and kind of Shares subject to outstanding Awards; (3) adjustment of the exercise price or base price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (4) any other adjustments that the Committee determines to be equitable. No fractional Shares will be issued under the Plan for any such adjustments and any fractional Shares resulting from such adjustments will be subject to Section 4(c). It is intended that any adjustments pursuant to this clause be made in accordance with Sections 424(a), 424(h)(3) and 409A of the Code and Regulations §§1.424-1 and 1.409A-1(b)(5)(v), as applicable; accordingly, the Committee may not make any adjustments to outstanding Options or Stock Appreciation Rights that would convert an Incentive Stock Option to a nonqualified option nor constitute a modification or substitution of the stock right under Regulation §1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Shares (stock split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Shares into a lesser number of Shares, the authorization limits under Sections 4(a) and 4(b) will be adjusted proportionately, and the Shares then subject to each Award will be adjusted proportionately without any change in the aggregate purchase price therefor; such adjustments to Awards will be subject to Section 4(c) regarding fractional Shares.

        5.    Eligibility.

          (a)   Any Employee is eligible to be selected as a Participant; provided, however, that the Committee has the authority, in its sole and absolute discretion, to select those Employees who will become Participants and receive Awards under the Plan. The Committee may set the terms of any such Awards in its sole and absolute discretion.

          (b)   The Committee has the authority, in its sole and absolute discretion, to select non-Employee independent contractors or consultants to the Company or a Subsidiary or non-Employee directors of Subsidiaries to become Participants and receive Awards (other than Incentive Stock Options) under the Plan. The Committee may set the terms of any such Awards in its sole and absolute discretion. Notwithstanding the preceding, this Section 5(b) does not apply to Non-employee Directors of the Company.

          (c)   Notwithstanding any other provision of the Plan to the contrary, the maximum number of Shares subject to Awards granted during a calendar year to any Non-employee Director, taken together with any cash fees paid to such Non-employee Director during the calendar year, will not exceed $275,000 in total value, rounded up to the nearest full Share. The foregoing limit may be multiplied up to two (2) times with respect to Awards granted to a Non-employee Director upon initial election to office. Also, upon election of a Non-employee Director as Chair or Vice-Chair of the Board, he may receive an additional Award and/or cash not to exceed $225,000 in total value, rounded up to the nearest full Share. The value of Awards to Non-employee Directors will be based on the grant date fair value of such Awards for financial reporting purposes.

        6.    Stock Options.    Options may be granted hereunder to any Participant, either alone or in addition to other Awards granted under the Plan, subject to the following terms and conditions:

          (a)    Exercise Price.    Except in the case of a Substitute Award, the exercise price per Share as of the date the Option is granted will not be less than the Fair Market Value of Shares on the date the Option is granted. Notwithstanding the preceding sentence, if Incentive Stock Options are granted to an individual who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Company or its affiliates, the exercise price of each Incentive Stock Option granted the individual under the Plan must not be less than one hundred ten percent (110%) of the Fair Market Value of Shares on the date of grant. The exercise price per Share under an Incentive Stock Option is subject to any capital adjustment as provided in Section 4(h).

          (b)    Number of Shares.    The Option will state the number of Shares covered thereby. The number of Shares is subject to any capital adjustment as provided in Section 4(h).

          (c)    Exercise of Option.    Unless otherwise determined by the Committee, an Option will be deemed exercised by the Participant, or in the event of death, an option will be deemed exercised by the estate of the Participant or by a person who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of the Participant, upon delivery of: (1) a notice of exercise to the Company or its representative, or by using such other methods of notice as the Committee may adopt, and (2) accompanying payment of the exercise price in accordance with such restrictions as the Committee may adopt. The notice of exercise, once delivered, is irrevocable. Not less than one hundred (100) Shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the particular Option.

          (d)    Broker-Assisted Exercises.    To the extent permitted by law, any Option may permit payment of the exercise price and payment of any applicable tax withholding from the proceeds of sale through a broker or bank on a date satisfactory to the Committee of some or all of the Shares to which such exercise relates. In such case, the Committee will establish rules and procedures relating to such broker- (or bank-) assisted exercises in a manner intended to comply with the requirements of Section 402 of the Sarbanes-Oxley Act of 2002, Section 422 of the Code (in the case of Incentive Stock Options) and Section 409A including as to all Options, without limitation, the time when the election to exercise an option in such manner may be made, the time period by which the broker or bank must remit payment of the exercise price and applicable tax withholding, the interest or other earnings attributable to the payment and the method of funding, if any, attributable to the payment.

          (e)    Payment.    The Committee will determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares will be delivered or deemed to be delivered to Participants. As determined by the Committee on or after the date the Option is granted, payment of the exercise price of an Option may be made, in whole or in part, in the form of: (1) cash or cash equivalents, (2) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of Shares on the date the Option is exercised, (3) withholding of Shares from the Option based on the Fair Market Value of Shares on the date the Option is exercised, (4) broker-assisted or bank-assisted market sales, or (5) any other "cashless exercise" arrangement satisfactory to the Committee.

          (f)    Term of Option.    The Committee will determine the exercise period of each Option, which may not exceed ten (10) years from the date of grant; provided, however, that except in the case of an Incentive Stock Option, if at the time the term of an Option otherwise would expire trading in Shares is prohibited by law or exercise of the Option is restricted by the Company's insider trading policy, the term of such Option automatically will be extended to the 30th calendar day after expiration of the prohibition or restriction.

          (g)    First Exercisable Date.    Subject to Sections 10 and 13, no Option may be exercised during the first year of its term or such longer period as may be specified in the Award Agreement; provided, however, that the Committee may in its discretion make any Option that is not yet exercisable immediately exercisable as to all or a portion of the Shares underlying such Option.

          (h)    Termination of Option.    Subject to Section 13, all Options will terminate upon their expiration, their surrender, upon breach by the Participant of any provisions of the applicable Award Agreement, or in accordance with such other rules and procedures incorporated into the terms and conditions of Award Agreements governing the Options as the Committee may deem advisable or appropriate.

          (i)    A Participant has no rights as a stockholder with respect to any Shares covered by the individual's Option until: (1) payment in full by the Participant for the Shares being purchased is made (including payment in full of any applicable withholding tax liability); (2) certificates evidencing such Shares have been issued and delivered to the Participant; and (3) the Participant's name has been entered as a stockholder of record on the books of the Company. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in Section 4(h).

          (j)    Other Provisions.    An Option also will be subject to such other terms and conditions as the Committee may deem advisable or appropriate, consistent with the provisions of the Plan, and which need not be the same with respect to each recipient. Each Option must specify whether it is an Incentive Stock Option under Section 422 of the Code or a nonqualified stock option, and any Option that does not so specify will be deemed to be a nonqualified stock option. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Participant during any calendar year (including Incentive Stock Options granted under all option plans of the Company or any Subsidiary) may not exceed $100,000. In addition, the Award Agreements for Incentive Stock Options granted under the Plan may contain such other provisions as the Committee deems necessary to meet the requirements of Section 422 of the Code.

        7.    Stock Appreciation Rights.    Stock Appreciation Rights may be granted hereunder to any Participant, either alone or in addition to other Awards granted under the Plan, subject to the following terms and conditions:

          (a)   The provisions of an Award of Stock Appreciation Rights will be subject to such terms and conditions as the Committee may deem advisable or appropriate, consistent with the provisions of the Plan, and need not be the same with respect to each recipient.

          (b)   Except in the case of a Substitute Award, a Stock Appreciation Right may not have a grant price as of the date the Award is granted less than the Fair Market Value of a Share on the date of grant or a term of greater than ten years. However, if (1) at the time the term of an Award of Stock Appreciation Rights payable in Shares otherwise would expire trading in Shares is prohibited by law or (2) exercise of an Award of Stock Appreciation Rights payable in Shares or in cash (or a combination thereof) is restricted by the Company's insider trading policy, the term of such Award automatically will be extended to the 30th calendar day after expiration of the prohibition or restriction.

          (c)   Notwithstanding the preceding, any Stock Appreciation Rights exercised after or in connection with a Participant's termination of service or cessation of service as a Non-employee Director is payable only in cash.

        8.    Restricted Stock and Restricted Stock Units.

          (a)    Issuance of Awards.    An Award of Restricted Stock or Restricted Stock Units is subject to restrictions on transferability and such other restrictions imposed by the Committee at the time of grant for a period of time specified by the Committee (the "Restriction Period") in the Award Agreement. These restrictions may lapse separately or in combination and such Restricted Stock or Restricted Stock Unit Awards may be issued hereunder to Participants for no cash consideration or for such consideration as may be required by applicable law or as determined by the Committee in its sole discretion, either alone or in addition to other Awards granted under the Plan. An Award of Restricted Stock or Restricted Stock Units also will be subject to such other terms and conditions as the Committee deems advisable or appropriate, consistent with the provisions of the Plan including, but not limited to the consideration to be paid by the Participant for each Share of Restricted Stock.

          (b)    Delivery of Shares.    Shares of Restricted Stock will be delivered to the Participant at or as of the date of grant of the Award either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If stock certificates are issued in respect of Shares of Restricted Stock before the end of the applicable Restriction Period, such certificates will be registered in the name of the Participant and will bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

          (c)    Vesting.    Subject to the terms of the Award Agreement and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of service during the applicable Restriction Period or upon failure to satisfy a performance goal during the applicable Restriction Period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions will be forfeited. Subject to Sections 5, 10 and 13 and except as provided in the previous sentence, Shares of Restricted Stock awarded to any Participant will vest (i.e., the risk of forfeiture with respect to such Shares will lapse) ratably on the first, second and third anniversaries of the date of grant, unless otherwise specified by the Committee, in its sole discretion, in the Restricted Stock Award. Notwithstanding the foregoing, the Committee may in its discretion accelerate vesting of an Award of Restricted Stock or Restricted Stock Units as to all or a portion of the Shares underlying the Award.

          (d)    Payment.    Upon vesting of all or any portion of an Award of Restricted Stock Units, the vested amount will be paid to the Participant, whether in Shares, in cash or otherwise, as determined by the Committee in its sole discretion, not later than the 15th day of the 3rd month following the end of the calendar year in which the vesting event occurred.

          (e)    Dividends.    In the case of an Award of Restricted Stock Units, and subject to Section 15, the Participant is not entitled to receive dividends or dividend equivalents unless the Award is solely time-vested and the Award Agreement specifically provides for such dividends or dividend equivalents. However, holders of Awards of Restricted Stock are entitled to receive dividends unless the Award Agreement provides otherwise. Notwithstanding the preceding, dividends on Awards of Restricted Stock or Restricted Stock Units that vest in whole or in part based on achievement of performance goals (whether or not such goals are for purposes of Section 162(m) of the Code) will not be paid or distributed until, and only to the extent, the Award is earned by satisfaction of those goals; in such case, the dividend(s), if any, will be paid or distributed no later than the 15th day of the 3rd month following the close of the Performance Period with respect to which the Award is earned.

          (f)    Section 83(b) election.    A Participant granted an Award of Restricted Stock, some or all of which Shares are unvested on the date of grant, may not file with the Internal Revenue Service a timely election under Section 83(b) of the Code, unless the Committee so specifies in the Award Agreement or the Committee and the Participant determine otherwise. Failure of the Committee to timely grant approval to file an 83(b) election upon a request by the Participant is deemed a denial of approval to file such an election.

        9.    Performance Awards.

          (a)   Awards of Performance Shares and/or cash ("Performance Awards") will be subject to such terms and conditions as the Committee deems advisable or appropriate, consistent with the provisions of the Plan. Each Performance Award will specify the performance goals which, if achieved, will result in payment or early payment of the Award, and may specify in respect of such specified performance goals a level or levels of achievement. Each such Award will set forth a formula for determining the number of Performance Shares and/or the amount of cash that will be earned if performance is at or above the minimum level or levels, but falls short of full achievement of the specified level or levels of achievement. The performance levels to be achieved for each Performance Period, and the amount of the Performance Shares and/or cash to be distributed according to achievement (or not) of the performance levels, will be conclusively determined by the Committee. Performance Awards may be paid, as specified in accordance with Section 409A, in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee that comply with Section 409A, on a deferred basis. The Committee may designate whether any Performance Award, either alone or in addition to other Awards granted under the Plan, being granted to any Employee is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated to be "performance-based compensation" will be conditioned, to the extent required by Section 162(m) of the Code, on the achievement of one or more performance measures and be issued in accordance with Section 12. Performance Awards may be paid in cash, Shares, other property or any combination thereof as the Committee determines in its sole discretion at the time of payment.

          (b)   Performance Awards granted to an Employee may vest solely based upon the achievement of the relevant performance goals and levels or, subject to Sections 10 and 12, may be subject to forfeiture if the Participant's service terminates for any reason within one (1) year, or such other period as may be specified in the Performance Award, following the date of grant of such Performance Award.

        10.    Change In Control Provisions.    The provisions of this Section 10 apply in the case of a Change in Control, unless otherwise provided in the Award Agreement or any special Plan document or separate agreement with a Participant governing an Award.

          (a)   Upon the effective date of a Change in Control, the Plan and any Award previously granted hereunder will terminate and clause (d) will apply unless: (1) provision is made in writing in connection with such transaction for the continuance of the Plan, for the assumption of Awards previously granted, or for the substitution for such Awards with new Awards covering the shares of a successor employer corporation, or of a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the Awards previously granted or the new Awards substituted therefor, will continue in the manner and under the terms so provided; or (2) the Committee notifies Participants that the Plan will continue in effect. Further, upon the effective date of a Change in Control, outstanding performance-based Awards will be converted into time-based Awards that vest at the earlier of the original vesting date or the date of the Participant's termination of employment if, within twelve (12) months after the effective date of the Change in Control, the Participant's employment is involuntarily terminated other than for Cause; the amount of such time-based Awards will be determined using actual performance to date as of the effective date of the Change in Control if such effective date occurs more than halfway through the applicable performance period and performance is then measurable, or at 100% of the target amount (Shares and/or cash) if the effective date of the Change in Control occurs within the first half of the performance period or performance is not measurable as of such effective date. Notwithstanding the foregoing, in the event of a merger or consolidation of the Company with another entity, whether or not constituting a Change in Control, the Committee may provide that all Awards held by any Participant or class of Participants, whether or not otherwise vested and exercisable, may be cancelled upon the payment to the Participant of an amount equal to any cash due under the Award plus the excess, if any, of the fair market value of the stock subject to the Award over the exercise price, consideration to be paid by the Participant or applicable threshold of the Award. For purposes of the preceding sentence, the fair market value of the stock will be determined by the Committee in good faith taking into account the value of any consideration received by stockholders of the Company pursuant to the merger or consolidation and, if the fair market value of the stock, as so determined, is equal to or less than the exercise price, consideration to be paid by the Participant or applicable threshold of an Award, the stock portion of such Award may be cancelled without payment of any consideration to the Participant.

          (b)    Awards Assumed or Substituted by Surviving Entity.    Unless the Committee determines otherwise at the time of grant with respect to a particular Award, and notwithstanding any other provision of the Plan to the contrary, with respect to Awards assumed by the surviving entity (if not the Company) or otherwise equitably converted or substituted in connection with a Change in Control, if within twelve (12) months after the effective date of the Change in Control, a Participant's employment is involuntarily terminated other than for Cause, then

              (i)  all of the Participant's then-outstanding Options or Stock Appreciation Rights will become fully vested and exercisable, and will thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement; and

             (ii)  all time-based vesting restrictions on the Participant's then-outstanding Awards will lapse.

  Further, for any Incentive Stock Option that has not lapsed as of the effective date of the Change in Control, the surviving entity (if not the Company) must assume, or substitute for that Incentive Stock Option, a new Incentive Stock Option that, in the opinion of the Committee or its successor, giving due consideration to Regulation §1.424-1, is equivalent to the old Incentive Stock Option but relates to shares in a different company (whether the acquiring company itself or another company). However, if at the time of such replacement the Participant is not an employee of the surviving entity (if not the Company), or of a parent or subsidiary of that entity, the new assumed or substituted option will be considered a nonqualified stock option that is not intended to qualify as an incentive stock option under Section 422 of the Code.

          (c)    Awards not Assumed or Substituted by Surviving Entity.    Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity (if not the Company) or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee:

              (i)  outstanding Options or SARs will become fully vested and exercisable, and will thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement;

             (ii)  time-based vesting restrictions on outstanding Awards will lapse; and

            (iii)  the payout level attainable under outstanding performance-based Awards, based on the applicable performance criteria or, if performance is not determinable, at the target level, any other restriction will lapse and the performance-based Awards will be immediately settled or distributed.

          (d)    Change in Control Cash Out.    Notwithstanding clause (b) above, in the event of a Change in Control the Committee may, in its discretion, provide that each or any Award outstanding at the time of the Change in Control will, upon the occurrence of a Change in Control, be cancelled in exchange for a cash payment to be made within 30 days of the Change in Control in an amount equal to: (1) with respect to an Option or Stock Appreciation Right, the amount by which the Fair Market Value or Change in Control Price per Share (as the case may be) exceeds the exercise or grant price per Share under the Option or Stock Appreciation Right (the "spread"), multiplied by the number of Shares granted under the Option or Stock Appreciation Right; (2) with respect to an Option or Stock Appreciation Right for which the Fair Market Value or Change in Control Price per Share (as the case may be) does not exceed the exercise or grant price per Share under the Option or Stock Appreciation Right, for zero ($0) consideration; and (3) with respect to Restricted Stock Awards, Restricted Stock Units and Performance Awards, an amount equal to the Fair Market Value or Change in Control Price per Share (as the case may be), less any applicable consideration under Section 8(a) or applicable threshold under the Award Agreement, multiplied by the number of Shares issuable under the Restricted Stock Award, Restricted Stock Unit or Performance Award, as the case may be.

  For purposes of this Section 10(d), "Change in Control Price" means, with respect to a Share,: (1) the price per Share as set forth in the sale, merger or similar agreement giving rise to the Change in Control; or (2) except as provided in clause (3) below, if there is no such agreement and, in the case of a Change in Control resulting from the sale of all, or substantially all, of the Company's assets, the average per share closing sales price of a Share (rounded to four decimal places), as reported on the New York Stock Exchange Consolidated Tape, over the ten consecutive trading day period prior to and including the date of a Change in Control; or (3) in the case of a complete liquidation of the Company, the price per Share as determined in the plan of liquidation;

  provided, however, that in the case of Incentive Stock Options, Change in Control Price will be the Fair Market Value of such Share on the date such Incentive Stock Option is exercised or deemed exercised pursuant to Section 10(b). If the consideration paid in any such Change in Control transaction consists in full or in part of securities or other noncash consideration, the value of such securities or other noncash consideration will be determined in the sole discretion of the Committee.

          (e)    Acceleration for Other Reasons.    Regardless of whether an event has occurred as described in clauses (a) or (b) above, and subject to Section 12 as to qualified performance-based awards, the Committee may in its sole discretion at any time determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant's Options or Stock Appreciation Rights will become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant's outstanding Awards will lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant will be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards made to a Participant in exercising its discretion pursuant to this clause (e).

          (f)    If a Participant is covered by another Benefit Plan maintained by the Company or a Subsidiary, the terms of such Benefit Plan that govern vesting in connection with a Change in Control will govern the vesting of such Participant's Awards. To the extent the Participant's Awards are not eligible for accelerated vesting under another Benefit Plan, such Awards will be entitled to accelerated vesting to the extent provided in this Section 10.

        11.    Compliance with Section 409A.

          (a)   To the extent applicable, it is intended that the Plan and any Award hereunder will either be exempt from the application of, or comply with, the provisions of Section 409A. The Plan and all Awards hereunder will be construed and administered in a manner consistent with this intent, and any provision that would cause the Plan or an Award hereunder either to fail to be exempt from or to comply with Section 409A will have no force and effect unless and until amended either to be exempt from or to comply with Section 409A (which amendment may be retroactive to the extent permitted by Section 409A and may be made by the Committee or the Board without the consent of Participants). No amendment may be made to any Award that constitutes a modification, as defined in Section 409A, of such Award unless: (1) at the time of such amendment the Fair Market Value of the Shares subject to such Award is not greater than the exercise price under such Award, or (2) such modification will not otherwise convert an Award exempt from, or compliant with, Section 409A into an Award subject to, but not compliant with, Section 409A. Further, notwithstanding anything to the contrary in this Plan, if a Participant is a "specified employee" as defined in Section 409A as of the date the Participant separates from service (within the meaning of Section 409A), then, to the extent required by Section 409A, payments due under this Plan resulting from the Participant's separation from service may not be made until the earlier of: (1) the first day following the sixth month anniversary of the date of the Participant's separation from service for a reason other than death; and (2) the Participant's date of death; provided, however, that any payments delayed during this period will be paid in the aggregate in a lump sum, without interest, as soon as reasonably practicable following the earlier of the sixth month and one day anniversary of the Participant's separation from service or the Participant's date of death, as the case may be. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award hereunder is not warranted or guaranteed. Neither the Company, its Subsidiaries, nor their respective directors, officers, employees or advisers (other than in an individual capacity as a Participant) may be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award hereunder.

          (b)   For purposes of compliance with Section 409A(b), if an Award constitutes a deferral of compensation subject to Section 409A, the phrase termination of service or termination of employment, or any derivation thereof in connection with such Award, will mean a "separation from service" as defined under Section 409A. Accordingly, where an Award Agreement for an Award subject to Section 409A refers to a participant's termination of service for purposes of receiving any payment, whether such a termination has occurred will be determined in accordance with Section 409A.

          (c)   In order to determine for purposes of Section 409A whether a Participant is in the service of a member of the Company's controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether Shares that are or have been purchased by or awarded under the Plan to the Participant are shares of "service recipient" stock within the meaning of Section 409A:

              (i)  In applying Sections 1563(a)(1), (2) and (3) of the Code for purposes of determining the Company's controlled group under Section 414(b) of the Code, the phrase "at least 50 percent" will replace the phrase "at least 80 percent" each place it appears in Sections 1563(a)(1), (2) and (3); and

             (ii)  In applying Regulation §1.414(c)-2 for purposes of determining trades or businesses under common control with the Company for purposes of Section 414(c) of the Code, the phrase "at least 50 percent" will replace the phrase "at least 80 percent" each place it appears in Regulation §1.414(c)-2.

          (d)   If: (i) any Award constitutes a deferral of compensation subject to Section 409A, (ii) that Award provides for a change in the time or form of payment upon a Change in Control and (iii) the Change in Control event would not constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A, then payment will be made, to the extent necessary to comply with the provisions of Section 409A, to the Participant on the earliest of: (x) the Participant's separation from service (subject to Sections 11(b) and 13), (y) the date payment otherwise would have been made in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Section 409A), or (z) the Participant's death.

        12.    Code Section 162(m) Provisions.

          (a)   Notwithstanding any other provision of the Plan, if the Committee determines at the time an Award (including an Award which, in whole or in part, may be payable in cash) is granted to a Participant who is then an officer that such Participant is, or is likely to be as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, a Covered Employee within the meaning of Section 162(m) of the Code, then the Committee may provide that this Section 12 is applicable to such Award and if the Committee so designates, then any provisions of the Plan which would violate the provisions of Section 162(m) of the Code will be inapplicable to such Award. In addition, such Awards also may be subject to such service-vesting restrictions as the Committee may determine.

          (b)   If an Award is subject to this Section 12, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, is subject to the achievement of one or more objective performance goals established by the Committee, which will be based on the attainment of specified levels of one or any combination of the following measures: revenues, cost reductions, operating income, income before taxes, EBITDA, net income, adjusted net income, earnings per share, adjusted earnings per share, operating margins, working capital, return on assets, return on equity, return on invested capital, cash flow, market share, stockholder return or economic value added of the Company or the Subsidiary or division of the Company for or within which the Participant is primarily employed as well as individual-level and strategic goals, e.g., personal professional objectives (including by reference to any of the foregoing performance metrics), the implementation of policies and plans, the negotiation of transactions, formation of joint ventures, research or development collaborations and the completion of corporate transactions. Such performance goals also may be based on the achievement of specified levels of individual or Company performance (or performance of an applicable Subsidiary, division, business segment or business unit) under one or more of the measures described above relative to the performance of other corporations designated by the Committee. The performance goals applicable to a Performance Period will be set by the Committee within the time period prescribed by, and must otherwise comply with the requirements of, Section 162(m) of the Code, and may vary from one Performance Period to another or between Awards with respect to the same Performance Period. Performance goals with respect to the foregoing measures may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate, and may be calculated for a single year or calculated on a compound basis over multiple years. Further, any performance goals that are financial metrics may be determined in accordance with United States generally accepted accounting principles ("GAAP"), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under International Accounting Standards Board principles. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). Performance measures may but need not be determinable in conformance with generally accepted accounting principles.

          (c)   Each qualified performance-based Award (other than a market-priced Option or Stock Appreciation Right) will be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the qualified business criteria outlined in clause (b) above, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate and set forth in the Award Agreement; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived, in whole or in part, upon (1) the termination of service of a Participant by reason of death or Disability, (2) the occurrence of a Change in Control or (3) under such other conditions where such waiver will not jeopardize the treatment of other Awards under this Section as "qualified performance-based compensation" within the meaning of Regulation §1.162-27(e)(1). Unless otherwise determined by the Committee, Performance Periods for any such qualified performance-based Award must be at least twelve (12) months. In addition, the Committee has the right, in connection with the grant of a qualified performance-based Award, to exercise negative discretion to determine that the portion of such Award actually earned, vested and/or payable (as applicable) will be less (but not more) than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

          (d)   The Committee may provide in any Performance Award subject to this Section, at the time the performance goals are established, that any evaluation of performance will exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including by way of example but without limitation the following: (a) acquisitions, divestitures, asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary, unusual or infrequently occurring items as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; (f) foreign exchange gains or losses; (g) change in the Company's fiscal year; and (h) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management. To the extent such inclusions or exclusions affect Awards to Covered Employees, they will be prescribed in a form that meets the requirements for deductibility of Section 162(m) of the Code.

          (e)   Any payment to Covered Employees of a qualified performance-based Award granted with performance goals pursuant to clause (b) above is conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in clause (c) above, no qualified performance-based Award held by a Covered Employee or by an employee who in the reasonable judgment of the Committee may be a Covered Employee on the date of payment, may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a qualified performance-based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on the qualified business criteria outlined in clause (b) above or to increase the amount payable pursuant thereto or the value thereof, or otherwise in manner that would cause the Award to cease to be considered qualified performance-based compensation within the meaning of Regulation §1.162-27(e)(1).

          (f)    The Committee has the power to impose such other restrictions on Awards subject to this Section 12 as it deems necessary or appropriate to ensure that such Awards satisfy all requirements for deductibility by the Company as "performance-based compensation" under Section 162(m) of the Code.

        13.    Termination of Service.

          (a)   Unless otherwise provided in an Award Agreement or in a Benefit Plan applicable to the Award, upon the termination of a Participant's service as an Employee, independent contractor, consultant, Non-employee Director or other non-Employee relationship (the date of such termination being the Participant's "Service Termination Date"):

              (i)  Options and Stock Appreciation Rights of such Participant, to the extent exercisable on the Service Termination Date, will continue to be exercisable until, and will cease to be exercisable after, the earlier of (A) the date that the Option or Stock Appreciation Right terminates or expires in accordance with its terms or (B) the expiration of the following time period after the Service Termination Date: (1) the original term of such Option or Stock Appreciation Right if the Participant's service ceased due to Retirement, (2) twelve (12) months if such service ceased due to death or Disability, (3) three (3) months if such service ceased as a result of a termination for any other reason, or (4) such other period as the Committee may determine in its discretion, whether prior to or following the grant of an Award, but in any case not to exceed ten (10) years from the date of grant; provided that, in the event of a termination of service for Cause, such Participant's right to any further payments, vesting or exercisability with respect to any Award will be forfeited in its entirety; and

             (ii)  the Participant will forfeit: (1) his or her Options and Stock Appreciation Rights to the extent not exercisable on the Service Termination Date, and (2) (A) each Share of Restricted Stock and (B) Performance Award held by him or her at the Service Termination Date as to which, as of that date, any restrictions or conditions had not lapsed or been waived; provided, however, that if the Participant paid an acquisition price for any of such Restricted Stock and the termination of service was not for Cause, the Company will fully reimburse the acquisition price to the Participant on or promptly following the Service Termination Date.

          (b)   Notwithstanding anything set forth in clause (a) above and except as provided in an Award Agreement or in a Benefit Plan applicable to the Award, if: (1) a termination of service results from the Participant's death, then on the Service Termination Date all outstanding Options and Stock Appreciation Rights held by such Participant on the Service Termination Date that are not then exercisable and vested will become immediately fully vested and exercisable; (2) a termination of service results from the Participant's Retirement (which Retirement does not occur for at least twelve (12) months following the date of grant, then on the Service Termination Date the time-based component of all outstanding Options and Stock Appreciation Rights held by such Participant on the Service Termination Date that are not then exercisable and vested will be considered to have been satisfied; (3) a termination of service results from the Participant's death, any Restricted Stock held by such Participant on the Service Termination Date will immediately become fully vested and transferable to the full extent of the original grant, and will be subject to withholding as a consequence of such vesting as provided in Section 16(i); and (4) a termination of service results from the Participant's death, any Restricted Stock Units held by such Participant on the Service Termination Date will immediately become fully vested and any withholding required as a consequence of such vesting will be treated as a cash payment of a portion of the Award(s) and paid over to the relevant taxing authorities.

          (c)   Notwithstanding anything set forth in clause (a) above or in Sections 6 and 7, and unless the Committee determines otherwise, if (1) the holder of an Option or a Stock Appreciation Right dies, (2) such holder's representative has a right to exercise such Option or Stock Appreciation Right (the "Decedent's Award"), (3) the Decedent's Award is not exercised by the last day on which it is exercisable (the "Final Exercise Date"), and (4) the exercise or grant price per share of the Decedent's Award is below the Fair Market Value of a Share on the Final Exercise Date, the Committee must either (A) cancel the Option or Stock Appreciation Right in exchange for a cash payment equal to the excess of (i) the Fair Market Value of one Share on the Final Exercise Date over (ii) the exercise or grant price per Share of the Decedent's Award, multiplied by the number of Shares granted under the Option or Stock Appreciation Right or (B) deem the Decedent's Award to be exercised on the Final Exercise Date via a cashless exercise procedure determined by the Committee and, in either case, the resulting proceeds net of any required tax withholding will be paid to the representative.

          (d)   Notwithstanding anything set forth in clause (a) above, if a termination of service or service results from a Participant's Disability, then on the Service Termination Date: (1) those tranche(s) of the outstanding Options and Stock Appreciation Rights held by such Participant on the Service Termination Date that would have vested in accordance with each applicable Award Agreement during the twelve (12) month period following the Service Termination Date but for the cessation of the Participant's service will become immediately vested and exercisable, and (2) the risk of forfeiture and other restrictions on transfer applicable to tranche(s) of outstanding Restricted Stock held by such Participant on the Service Termination Date which would have lapsed in accordance with each applicable Award Agreement during the twelve (12) month period following the Service Termination Date but for the cessation of the Participant's service will immediately be deemed to have lapsed, and will be subject to withholding as a consequence of such vesting as provided in Section 16(i).

        14.    Amendments and Termination.

          (a)   The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (1) materially increase the number of Shares available under the Plan, (2) expand the types of Awards under the Plan, (3) materially expand the class of Persons eligible to participate in the Plan, (4) materially extend the term of the Plan, or (5) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the Exchange, then such amendment will be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable: (1) to comply with the listing or other requirements of the Exchange, or (2) to satisfy any other tax, securities or other applicable laws, policies or regulations.

          (b)   The Committee may amend, modify or terminate any Award theretofore granted, prospectively or retroactively, but no such amendment, modification or termination to an outstanding Award may: (1), without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment, modification or termination (with the per-share value of an Option or Stock Appreciation Right for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award); (2) extend the original term of an Option or Stock Appreciation Right without the prior approval of the stockholders of the Company; or (3) except for adjustments made pursuant to Section 4(h) or in connection with a Change in Control, reduce the exercise or grant price of outstanding Options or Stock Appreciation Rights or cancel or amend outstanding Options or Stock Appreciation Rights for the purpose of repricing, replacing or regranting such Options or Stock Appreciation Rights with an exercise or grant price that is less than the exercise or grant price of the original Options or Stock Appreciation Rights or cancel or amend outstanding Options or Stock Appreciation Rights with an exercise or grant price that is greater than the Fair Market Value of a Share for the purpose of exchanging such Options or Stock Appreciation Rights for cash or any other Awards, in each case without the prior approval of the stockholders of the Company. Any change or adjustment to an outstanding Incentive Stock Option may not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing, any adjustments made pursuant to Section 4(h) are not subject to these restrictions.

          (c)    Compliance Amendments.    Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Board or the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Sections 162(m), 409A and 422 of the Code), and to the administrative regulations and rulings promulgated thereunder, and further including, but not limited to, adopting (including retroactively, if deemed advisable) provisions relating to the retroactive amendment of Award Agreements and the "clawback" or repayment of amounts already received in the event of a financial restatement affecting the Company. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this clause (c) to any Award made under the Plan without further consideration or action.

          (d)    Correction of Errors.    Notwithstanding anything in any Award Agreement to the contrary, the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of correcting errors occurring in connection with the grant or documentation of an Award, including rescinding an Award erroneously granted, including, but not limited to, an Award erroneously granted to an individual who on the date of grant is not eligible to be a Participant. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this clause (d) to any Award made under the Plan without further consideration or action.

          (e)   Subject to Section 12, the Committee may delegate to such other committee as it may from time to time appoint the authority to take any action consistent with the terms of the Plan, either before or after an Award has been granted, which such other committee deems necessary or advisable to comply with any laws or regulatory requirements of a foreign country including, but not limited to, modifying or amending the terms and conditions governing any Awards, or establishing any local country plans as sub-plans to this Plan. In addition, under all circumstances, the Committee may make non-substantive administrative changes to the Plan as it deems advisable to conform with or take advantage of governmental requirements, statutes or regulations.

        15.    Dividends.    Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than in the form of an Option or Stock Appreciation Right, which is to be settled by the issuance of Shares (or, at the discretion of the Committee, settled in cash valued by reference to Share value) may, if so determined by the Committee, be entitled to receive cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends on Shares ("dividend equivalents") with respect to all or a portion of the number of Shares subject to such Award. The Committee may provide that dividend equivalents: (1) will be deemed to have been reinvested in additional Shares or otherwise reinvested; (2) except in the case of Performance Awards, will be paid or distributed to the Participant as accrued (in which case, such dividend equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the end of the calendar year in which the corresponding dividends were paid to stockholders, or (B) the end of the first calendar year in which the Participant's right to such dividend equivalents is no longer subject to a substantial risk of forfeiture); or (3) in the case of Performance Awards, will be paid or distributed to the Participant no later than the 15th day of the 3rd month following the end of the first calendar year in which the Participant's right to such dividend equivalents is no longer subject to a substantial risk of forfeiture.

        16.    General Provisions.

          (a)   An Award may not be sold, pledged, assigned, encumbered or hypothecated to or in favor of any party other than the Company or a Subsidiary, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or, in the event of a Participant's legal incapacity to do so, by the Participant's guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision; provided that the Committee, in its sole discretion, may permit additional transferability (but only without payment of consideration by the transferee to the transferor), on a general or specific basis, and may impose conditions and limitations on any permitted transferability to the extent needed to comply with a domestic relations order.

          (b)   No Employee has the right to be selected to receive an Option or other Award under this Plan or, having been so selected, to be selected to receive a future Award grant or Option. Neither the Award nor any benefits arising out of the Plan will constitute part of a Participant's employment or service contract with the Company or any Subsidiary and, accordingly, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board or the Committee without giving rise to liability on the part of the Company or any Subsidiary for severance payments. No Award or payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, benefit or fringe benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan.

          (c)   No Employee has any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

          (d)   The prospective recipient of any Award under the Plan will not be deemed to have become a Participant, or to have any rights, with respect to such Award until and unless such recipient has accepted an Award Agreement or other instrument evidencing the Award.

          (e)   Nothing in the Plan or any Award granted under the Plan, nor ownership of Shares resulting from exercise of or payment under such an Award, will be deemed to constitute an employment or service contract or confer, or be deemed to confer, on any Employee or Participant any right to continue in the employ or service of, or to continue any other relationship with, the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment or a Participant's service at any time, with or without cause.

          (f)    All certificates for Shares delivered under the Plan pursuant to any Award will be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (g)   No Award granted hereunder will be construed as an offer to sell securities of the Company, and no such offer will be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

          (h)   Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan will not be required to make any payment or provide consideration other than the rendering of services.

          (i)    The Company and its Subsidiaries are authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company or Subsidiary to satisfy all obligations for the payment of such taxes. The Committee is authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by delivery of or transfer of Shares to the Company (to the extent the Participant has owned the surrendered Shares for more than six (6) months if such a limitation is necessary to avoid a charge to the Company for financial reporting purposes or other adverse effect on the Company) or, if the Committee so permits, by directing the Company to retain Shares (in an amount equal to the Participant's minimum statutory tax withholding or such other amount as will not result in adverse accounting or tax implications for the Company) otherwise deliverable in connection with the Award. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company and its Subsidiaries will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (j)    Nothing contained in the Plan will prevent the Company, a Subsidiary or the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The grant of an Award under this Plan will not affect in any way the right or power of the Company or a Subsidiary to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (k)   It is a term and condition of participation in this Plan that Participants acknowledge and agree that for the purposes of the administration of this Plan including the grant, holding or vesting of Awards and the holding or sale of Shares acquired from the vesting and/or exercise of Awards, information relating to the Participants will be passed between their employing companies, the Company and other Subsidiaries and any third parties engaged by them to the extent required for the administration or operation of this Plan and to the extent permitted by applicable law. Participants will be provided with all appropriate information regarding the processing of information and their rights in respect of such processing as is required under applicable law, and Participant information will be processed in accordance with applicable law. By participating in this Plan, a Participant is deemed to have acknowledged and accepted this provision.

          (l)    The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement gives the Participant any rights that are greater than those of a general unsecured creditor of the Company or any Subsidiary. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares with respect to Awards. This Plan is not intended to be subject to ERISA.

          (m)  Each Award Agreement will contain a provision that the Award may not be exercised at a time when the exercise thereof or the issuance of Shares thereunder would constitute a violation of any federal or state law or listing requirements of the Exchange for such Shares or a violation of any foreign jurisdiction where Awards are or will be granted under the Plan.

          (n)   Except to the extent superseded by any controlling Federal law, the Plan and all Awards thereunder will be construed, regulated and administered according to the laws of the State of New Jersey without giving effect to principles of conflicts of law. Use of the masculine or feminine genders includes the neuter. Neither the Plan nor any Award Agreement will be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or the Award Agreement to be drafted.

          (o)   Any claim or action relating to the Plan or an Award thereunder must be brought within one (1) year of the date when the claimant has actual or constructive knowledge of the acts or failures to act that are alleged to give rise to the claim or action. If a claimant does not bring such action within such one (1) year (or shorter) period, the claimant will be barred from bringing an action related to his or her claim. All action(s) or litigation arising out of or relating to this Plan must be commenced and prosecuted in the Superior Court of New Jersey, Passaic County, or the United States District Court for the District of New Jersey, Newark Vicinage. Each Participant, claimant or other person consents and submits to the personal jurisdiction over him or her of the Superior Court of New Jersey, Passaic County, or the United States District Court for the District of New Jersey, Newark Vicinage in respect of any such action(s) or litigation, and each Participant, claimant or other person also consents to service of process upon him or her with respect to any such action(s) or litigation by registered mail, return receipt requested, or by any other means permitted by rule or law.

          (p)   If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision will be construed or deemed amended to conform to applicable laws or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision will be stricken and the remainder of the Plan will remain in full force and effect.

          (q)   Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose such conditions on the exercise or vesting of Awards as it deems appropriate in order to minimize the Company's or a Subsidiary's obligation with respect to tax equalization for Employees on assignments outside their home country.

          (r)   If approved by the Committee in its sole discretion, a Participant's absence or leave because of military or governmental service or disability will not be considered an interruption of employment or service for any purpose under the Plan.

          (s)   If an Award granted to a Participant under the Plan is also covered by another Benefit Plan (such as the Company's Long Term Incentive Plan or an employment or severance agreement), the Award is also subject to the terms of such Benefit Plan(s). The Plan and all such Benefit Plans that cover the Participant and the Award will be construed in a consistent manner. In the event of a conflict between the terms and conditions of the Plan and any of the Benefit Plans as they relate to an Award hereunder, the order of precedence will be as follows: (1) any Benefit Plan that constitutes an employment or severance agreement; (2) any Benefit Plan that constitutes a long term incentive plan or other plan which covers equity awards issued under the Plan; and (3) the Plan; provided, however, that no effect will be given to any provision of any Benefit Plan that conflicts with any provision of the Plan if and to the extent that such conflicting provision in the Benefit Plan could not have been approved by the Board as an amendment to the Plan pursuant to Section 14(a) without stockholder approval or the consent of the relevant Participant, unless and until such approval or consent has been obtained.

          (t)    All Award Agreements, notices and other communications with respect to the Plan, including signatures relating to such documentation, may be executed and stored on paper, electronically or in another medium. Any documentation executed or stored electronically will comply with the Electronic Signatures Act. The Committee and the Plan's recordkeepers or other service providers may use telephonic or electronic media to satisfy any notice requirements of the Plan or an Award, to the extent permissible under applicable law. Award Agreements may be executed in duplicate counterparts, each of which when so executed will be deemed to be an original and both of which when taken together will constitute one and the same instrument. Either party may execute such an Award Agreement by facsimile or electronic signature.

          (u)    Clawback.    Notwithstanding any other provisions of this Plan or of any Award Agreement, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such recovery, deductions and clawback as may be required to be made pursuant to such law, government regulation including, but not limited to, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Section 954") or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation including, but not limited to, Section 954 or stock exchange listing requirement).

        17.    Term of Plan.    The Plan will terminate on the date of the annual shareholder meeting of the Company following the close of the Company's fiscal year ending in 2025, unless sooner terminated by the Board pursuant to Section 14; provided, that in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of: (1) the date of the adoption of the Plan by the Board or (2) the Effective Date. No Award will be granted under the Plan after such date, but Awards previously granted may extend beyond that date in accordance with their terms.

        18.    Compliance with Section 16.    With respect to Participants subject to Section 16 of the Exchange Act ("Members"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Members that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Member into compliance with Rule 16b-3, such provision will be deemed null and void as to such transaction to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Members is deemed not to comply with an applicable condition of Rule 16b-3, such provision or action will be deemed null and void as to such Members to the extent permitted by law and deemed advisable by the Committee.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CANTEL MEDICAL CORP. 150 CLOVE ROAD, 9TH FLOOR LITTLE FALLS, NJ 07424 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M97834-P70367 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CANTEL MEDICAL CORP. The Board of Directors recommends you vote FOR the following proposals: 1.Election of Directors For Against Abstain Nominees: For Against Abstain 01. Charles M. Diker 2. Approval of the Cantel Medical Corp. 2016 Equity Incentive Plan. 02. Alan R. Batkin 3. Adviso ry vote to approve Name d Exec utive Officer compensation. R atif y the selec tio n o f Er nst & Yo u ng LLP as o ur independent registered public accounting firm for the fiscal year ending July 31, 2016. 03. Ann E. Berman 4. 04. Joseph M. Cohen 05. Mark N. Diker NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 06. Laura L. Forese 07. George L. Fotiades 08. Andrew A. Krakauer 09. Bruce Slovin Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M97835-P70367 CANTEL MEDICAL CORP. Annual Meeting of Stockholders January 7, 2016 9:30 a.m. This proxy is solicited by the Board of Directors I appoint Charles M. Diker and Eric W. Nodiff, or either of them, as my proxies, with full power of substitution, to vote all shares of Common Stock of CANTEL MEDICAL CORP. that I am entitled to vote at the Annual Meeting of Stockholders to be held on January 7, 2016 at 9:30 a.m. at The Harmonie Club, 4 East 60th Street, New York, New York, and any adjournment of the meeting on all matters coming before said meeting. My proxies will vote the shares represented by this proxy as directed on the other side of this card, but in the absence of any instructions from me, my proxies will vote "FOR" the election of all nominees listed under Item 1, and "FOR" Item 2, Item 3 and Item 4. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I may revoke this proxy prior to its exercise. Continued and to be signed on reverse side

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Information about the Annual Meeting
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
BOARD MATTERS; COMMITTEES
EXECUTIVE OFFICERS OF CANTEL
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
AUDIT COMMITTEE REPORT
PROPOSAL 2 APPROVAL OF THE CANTEL MEDICAL CORP. 2016 EQUITY INCENTIVE PLAN
PROPOSAL 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY VOTE)
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MISCELLANEOUS
  Annex A
CANTEL MEDICAL CORP. 2016 EQUITY INCENTIVE PLAN